EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                              MBS New Transaction

                            Computational Materials
                            -----------------------


                                 $702,000,000
                                 (Approximate)

                                  CWALT, Inc.
                                   Depositor

                             MORTGAGE PASS-THROUGH
                                 CERTIFICATES,
                                SERIES 2004-J7







                                [LOGO OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

 Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the CWALT publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                                        Date Prepared: August 23, 2004

                                            $702,000,000(7) (Approximate)
                               CWALT Mortgage Pass-Through Certificates, Series 2004-J7
------------------------------------------------------------------------------------------------------------
                    Principal               WAL (Years)          Payment Window         Expected Ratings
Class(1)(2)         Amount (3)             Call/Mat (4)        (Mos) Call /Mat(4)       (S&P/Moody's) (5)
-----               ------                 --------             ---------------          -------------
1-A-1                  $137,939,000         1.00 / 1.00            1-25 / 1-25               AAA/Aaa
1-A-2                   $59,743,500         3.00 / 3.00           25-53 / 25-53              AAA/Aaa
1-A-2A                  $25,339,500         3.43 / 3.43           25-70 / 25-70              AAA/Aaa
1-A-3                   $10,850,000         5.00 / 5.00           53-70 / 53-70              AAA/Aaa
1-A-3A                  $13,820,750         6.39 / 7.76          53-93 / 53-205              AAA/Aaa
1-A-4                   $25,187,250         7.29 / 9.55          70-93 / 70-205              AAA/Aaa
1-A-5                   $30,320,000         6.25 / 6.50          37-93 / 37-203              AAA/Aaa
1-A-IO              $320,000,000(6)         1.00 / 1.00                NA                    AAA/Aaa
2-A-IO              $250,000,000(6)         1.00 / 1.00                NA                    AAA/Aaa
3-A-IO              $132,000,000(6)         1.00 / 1.00                NA                    AAA/Aaa
M-1                     $15,444,000         5.16 / 5.46          37-93 / 37-126              AA/Aa2
M-2                     $12,285,000         5.12 / 5.18          37-93 / 37-107               A/A2
B                        $9,126,000         4.22 / 4.22           37-81 / 37-81             BBB/Baa2
------------------------------------------------------------------------------------------------------------
2-A-1                  $236,875,000                                                        Not Offered
3-A-1                  $125,070,000                                                        Not Offered
C                                                                                          Not Offered
P                                                                                          Not Offered
A-R                                                                                        Not Offered
               -------------------------
Total:              $702,000,000(7)
------------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                                        Date Prepared: August 23, 2004

                                            $702,000,000(7) (Approximate)
                               CWALT Mortgage Pass-Through Certificates, Series 2004-J7
------------------------------------------------------------------------------------------------------------
                    Principal               Last Scheduled               Certificate
Class(1)(2)         Amount (3)            Distribution Date                 Type
-----------         ------                -----------------                 ----
1-A-1                  $137,939,000         September 2006          Floating Rate Senior
1-A-2                   $59,743,500          January 2009           Fixed Rate Sequential
1-A-2A                  $25,339,500           June 2010             Fixed Rate Sequential
1-A-3                   $10,850,000           June 2010             Fixed Rate Sequential
1-A-3A                  $13,820,750         September 2021          Fixed Rate Sequential
1-A-4                   $25,187,250         September 2021          Fixed Rate Sequential
1-A-5                   $30,320,000           July 2021                Fixed Rate NAS
1-A-IO              $320,000,000(6)         February 2007             Interest Only NAS
2-A-IO              $250,000,000(6)         February 2007             Interest Only NAS
3-A-IO              $132,000,000(6)         February 2007             Interest Only NAS
M-1                     $15,444,000         February 2015          Floating Rate Mezzanine
M-2                     $12,285,000           July 2013            Floating Rate Mezzanine
B                        $9,126,000            May 2011           Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------
2-A-1                  $236,875,000
3-A-1                  $125,070,000
C
P
A-R
               -------------------------
Total:              $702,000,000(7)
------------------------------------------------------------------------------------------------------------

(1) The Class 1-A-1, Class 1-A-2, Class 1-A-2A, Class 1-A-3, Class 1-A-3A, Class 1-A-4 and Class 1-A-5 Certificates (collectively, the "Class 1-A Certificates") and Class 1-A-IO Certificates (together, with the Class 2-A-IO and Class 3-A-IO Certificates, the "Class A-IO Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. The Class 2-A-1 and Class 2-A-IO Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. The Class 3-A-1 and Class 3-A-IO Certificates (together, with the Class 1-A, Class 1-A-IO, Class 2-A-1 and Class 2-A-IO Certificates, the "Senior Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Certificates Priority of Distributions," cashflows from one Group of Mortgage Loans may be used to make certain payments to the Senior Certificates related to the other Group. The Class M-1, Class M-2 and Class B Certificates (the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Class 2-A-1,and Class 3-A-1 Certificates double and the margins on the Class M-1, Class M-2 and Class B Certificates are equal to 1.5x the related original margin after the first possible Clean-up Call date. The fixed rate coupons on the Class 1-A-3A, Class 1-A-4 and Class 1-A-5 Certificates increase by 0.50% after the first possible Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Kyle Beauchamp, Standard & Poor's, 212.438.2505; Tamara Zaliznyak, Moody's, 212.553.7761.
(6)  Notional Balance.
(7) Excludes the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO notional balances.


Trust:                          Mortgage Pass-Through Certificates, Series 2004-J7.

Depositor:                      CWALT, Inc.

Seller:                         Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                Countrywide Home Loans Servicing LP.

Underwriter:                    Countrywide Securities Corporation.

Trustee/Custodian:              The Bank of New York, a New York banking corporation.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


Offered Certificates:           The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:       The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R
                                Certificates.

                                The Offered Certificates and Non-Offered Certificates are collectively referred to herein as the "Certificates."

Floating Rate Certificates:     The "Floating Rate Certificates" consist of the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Subordinate Certificates.

Fixed Rate Certificates:        The "Fixed Rate Certificates" consist of the Class 1-A-2, Class 1-A-2A, Class 1-A-3,
                                Class 1-A-3A, Class 1-A-4, Class 1-A-5, Class M-1, Class M-2, Class B Certificates
                                and the Class A-IO Certificates.

Federal Tax Status:             It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                   The Offered Certificates will be available in book-entry form through DTC,
                                Clearstream, Luxembourg and the Euroclear System.

Sample Pool
Calculation Date:               August 1, 2004.

Cut-off Date:                   The later of August 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:          August 25, 2004.

Expected Closing Date:          August 30, 2004.

Expected Settlement Date:       August 30, 2004.

Distribution Date:              The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in September 2004.

Accrued Interest:               The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the
                                Fixed Rate Certificates will include accrued interest from August 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:        The "Interest Accrual Period" for each Distribution Date with respect to the Floating
                                Rate Certificates will be the period beginning with the previous Distribution Date
                                (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis). The
                                "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate
                                Certificates will be the calendar month preceding the month in which such
                                Distribution Date occurs (calculated on a 30/360 day basis).

ERISA Eligibility:              The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as
                                amended, subject to certain considerations.

SMMEA Eligibility:              The Senior Certificates and Class M-1 Certificates are expected to constitute
                                "mortgage related securities" for the purposes of SMMEA.

Optional Termination:           The terms of the transaction allow for a clean-up call by the Master Servicer (the
                                "Clean-up Call") which may be exercised once the aggregate principal balance of the
                                Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                                Mortgage Loans as of the Cut-off Date.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


Pricing Prepayment Speed:       The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                                -------------------------------------------------------------------------------------
                                Fixed Rate Mortgage Loans
                                -------------------------------------------------------------------------------------
                                10% CPR in month 1 building to 25% CPR in month 12 and remaining constant thereafter.
                                -------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------
                                Adjustable Rate Mortgage Loans
                                -------------------------------------------------------------------------------------
                                25% CPR.
                                -------------------------------------------------------------------------------------

Mortgage Loans:                 The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans as of the Sample Pool Calculation Date (the
                                "Sample Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Sample Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                As of the Sample Pool Calculation Date, the aggregate principal balance of the Sample
                                Pool Mortgage Loans was approximately $706,648,911 of which: (i) approximately
                                $317,153,507 are conventional fixed rate Mortgage Loans (the "Group 1 Mortgage
                                Loans"); (ii) approximately $249,483,670 are conventional Mortgage Loans that have a fixed rate period of three years after origination and thereafter adjust annually based on the one-year LIBOR index (the "Group 2 Mortgage Loans") and (iii)
                                approximately $140,011,734 are conventional Mortgage Loans that have a fixed rate period of two or three years after origination and thereafter adjust semi-annually or annually based on the six-month LIBOR or one-year CMT index (the "Group 3 Mortgage
                                Loans" and, together with the Group 1 Mortgage Loans and the Group 2 Mortgage Loans,
                                the "Mortgage Loans"; and the fixed rate Mortgage Loans or the hybrid ARM Mortgage
                                Loans, the "Fixed Rate Mortgage Loans" and the "Hybrid ARM Mortgage Loans",
                                respectively).

Pass-Through Rate:              The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class and (b) the related
                                Net Rate Cap.

                                The Pass-Through Rate on each class of Fixed Rate Certificates (other than the Class
                                A-IO Certificates) will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

                                The Class A-IO Certificates will accrue interest based on (i) the lesser of the related Notional Balance set forth below and the actual unpaid principal balance of the related Mortgage Loans and (ii) the applicable rate set forth below (the "Class
                                A-IO Certificate Rate"):

Adjusted Net
Mortgage Rate:                  The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the premium for lender paid mortgage insurance (if any), less the sum of (a) the servicing fee rate and (b) the trustee fee rate.

Maximum Rate:                   The "Maximum Rate" will be equal to 11.25%.

Net Rate Cap:                   The "Net Rate Cap" is generally, subject to certain exceptions described in the prospectus supplement, equal to:

                                With respect to the Class 1-A Certificates, (i) the weighted average Adjusted Net
                                Mortgage Rate of the Group 1 Mortgage Loans minus (ii) the product of (a) the
                                Pass-Through Rate on the Class 1-A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class 1-A-IO Certificates and the denominator of which is the unpaid principal balance of the Group 1 Mortgage Loans (in the case of the Class 1-A-1 Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                With respect to the Class 2-A-1 Certificates, (i) the weighted average Adjusted Net
                                Mortgage Rate of the Group 2 Mortgage Loans minus (ii) the product of (a) the
                                Pass-Through Rate on the Class 2-A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class 2-A-IO Certificates and the denominator of which is the unpaid principal balance of the Group 2 Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                With respect to the Class 3-A-1 Certificates, (i) the weighted average Adjusted Net
                                Mortgage Rate of the Group 3 Mortgage Loans minus (ii) the product of (a) the
                                Pass-Through Rate on the Class 3-A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class 3-A-IO Certificates and the denominator of which is the unpaid principal balance of the Group 3 Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                With respect to the Subordinate Certificates, the weighted average of the Net Rate
                                Caps of the Senior Certificates, in each case, weighted on the basis of the excess of the principal balance of the Group 1, Group 2 and Group 3 Mortgage Loans over the aggregate principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:             For any Class of Offered Certificates (other than the Class A-IO Certificates), on any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon at the Pass-Through
                                Rate (without giving effect to the Net Rate Cap, and in the case of the Floating Rate
                                Certificates, up to the Maximum Rate) over (ii) the amount of interest accrued based on the related Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the related Net Rate Cap, and in the case of the Floating Rate Certificates, up to the Maximum Rate). Net Rate
                                Carryover will be paid to the extent available from Excess Cashflow as described under "Certificates Priority of Distributions" below and, as it relates to the Class
                                2-A-1, Class 3-A-1 and Subordinate Certificates only, from proceeds received on the related Corridor Contract.

Corridor Contracts:             The Trust will include three Corridor Contracts, one only for the benefit of the
                                Class 2-A-1 Certificates, one only for the benefit of the Class 3-A-1 Certificates and the third for the benefit of the Subordinate Certificates (the "Class 2-A-1
                                Corridor Contract", the "Class 3-A-1 Corridor Contract" and "Subordinate Corridor
                                Contract," respectively, and, collectively, the "Corridor Contracts"). After the
                                Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related
                                Certificates. With respect to each Distribution Date, payments received on (a) the
                                Class 2-A-1 Corridor Contract will be available to pay the holders of the Class 2-A-1
                                Certificates any related Net Rate Carryover, (b) the Class 3-A-1 Corridor Contract
                                will be available to pay the holders of the Class 3-A-1 Certificates any related Net
                                Rate Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate Carryover, pro rata, first based on the class certificate balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related
                                Certificates on such Distribution Date will be distributed to the holder of the Class
                                C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:             The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                        1) Subordination
                                        2) Overcollateralization
                                        3) Excess Cashflow

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------
                                                            Initial Subordination (after     Target Subordination at
                                  Class  S&P/Moody's       required target is reached) (1)         Stepdown (1)
                                -------------------------------------------------------------------------------------
                                 1-A             AAA/Aaa                      5.75%                           11.50%
                                -------------------------------------------------------------------------------------
                                 2-A-1           AAA/Aaa                      5.75%                           11.50%
                                -------------------------------------------------------------------------------------
                                 3-A-1           AAA/Aaa                      5.75%                           11.50%
                                -------------------------------------------------------------------------------------
                                 M-1             AA/Aa2                       3.55%                            7.10%
                                -------------------------------------------------------------------------------------
                                 M-2              A/A2                        1.80%                            3.60%
                                -------------------------------------------------------------------------------------
                                 B              BBB/Baa2                      0.50%                            1.00%
                                -------------------------------------------------------------------------------------

                                (1) Initial Overcollateralization at closing is zero. Does not include any credit for
                                    Excess Interest.

Subordination:                  The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2 and
                                Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:          Commencing in March 2005, any Excess Cashflow will be applied as principal on the
                                Offered Certificates, in which case the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization.
                                Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is not at its target or is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the
                                Overcollateralization Target by realized losses.

Overcollateralization
Target:                         Prior to the Distribution Date in March 2005, the Overcollateralization Target will be zero. For any Distribution Date thereafter and prior to the Stepdown Date, the
                                Overcollateralization Target will be equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Overcollateralization
                                Target"). The initial amount of O/C will be approximately zero.

                                On or after the Stepdown Date, 1.00% of the aggregate principal balance of the
                                Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50%
                                of the principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Distribution Date, the
                                Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                Amount on the immediately preceding Distribution Date.

Excess Cashflow:                "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1)
                                and 2) of "Certificates Priority of Distributions."

Trigger Event:                  A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown
                                Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in
                                effect on such Distribution Date.

Delinquency Trigger:            With respect to the Certificates, a "Delinquency Trigger" will be in effect if the product of (a) 50% and (b) the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage
                                Loans equals or exceeds the current Senior Enhancement Percentage. As used above, the
                                "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding
                                Distribution Date, over (ii) the aggregate certificate principal balance of the
                                Senior Certificates so long as any Senior Certificates are outstanding, and thereafter the certificate principal balance of the most senior class of Subordinate
                                Certificates outstanding as of the preceding master servicer advance date, and the

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                denominator of which is equal to (b) the aggregate principal balance of the Mortgage
                                Loans for the preceding Distribution Date.

Cumulative Loss Trigger:        With respect to the Certificates, a "Cumulative Loss Trigger" will be in effect if the aggregate amount of Realized Losses on the Mortgage Loans (reduced by any subsequent recoveries) exceeds the applicable percentage of the Cut-off Date
                                Principal Balance of the Mortgage Loans, as set forth below:

                                Period (month)                 Percentage
                                --------------                 ----------
                                37 - 48                        0.75% with respect to September 2007, plus an additional
                                                               1/12th of 0.40% for each month thereafter until August 2008
                                49 - 60                        1.15% with respect to September 2008, plus an additional
                                                               1/12th of 0.35% for each month thereafter until August 2009
                                61 - 72                        1.50% with respect to September 2009, plus an additional
                                                               1/12th of 0.25% for each month thereafter until August 2010
                                73 -84                         1.75% with respect to September 2010, plus an additional
                                                               1/12th of 0.25% for each month thereafter until August 2011
                                85 +                           2.00%

Stepdown Date:                  The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate principal balance of the Senior
                                        Certificates is reduced to zero; and
                                   (ii) the later to occur of:
                                             a.  the Distribution Date in September 2007.
                                             b.  the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to 88.50% of the aggregate principal balance of the Mortgage Loans for such
                                                 Distribution Date.

Allocation of Losses:           Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                Overcollateralization will be allocated to each class of Subordinate Certificates in the following order: to the Class B, Class M-2 and Class M-1 Certificates, in each case until the respective certificate principal balance of such class of Subordinate
                                Certificates has been reduced to zero.

Certificates Priority
of Distributions:               Distributions on the Certificates will be made in the following order of priority:

                                1) Interest funds sequentially, as follows: (i) current and unpaid interest, concurrently (a) from interest funds related to the Group 1 Mortgage Loans, pro rata, to the Class 1-A and Class 1-A-IO Certificates; (b) from interest funds related to the Group 2 Mortgage Loans, pro rata, to the Class 2-A-1 and Class
                                   2-A-IO Certificates and (c) from interest funds related to the Group 3 Mortgage
                                   Loans, pro rata, to the Class 3-A-1 and Class 3-A-IO Certificates, then (ii) from interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2 and Class B Certificates;
                                2) Principal funds sequentially, as follows: (i) concurrently, (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates (in the
                                   manner and priority set forth under "Class 1-A Principal Distribution" below); (b)
                                   from principal funds related to the Group 2 Mortgage Loans to the Class 2-A-1
                                   Certificates and (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A-1 Certificates, then (ii) from principal funds related to all of the
                                   Mortgage Loans sequentially, to the Class M-1, Class M-2 and Class B Certificates,
                                   each as described more fully under "Principal Paydown" below;
                                3) Beginning on the payment date in March 2005, any remaining Excess Cashflow, to the
                                   Senior Certificates (other than the Class A-IO Certificates) and/or Subordinate
                                   Certificates (as applicable) to build or maintain Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown,"
                                   respectively;

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


                                4) Any remaining Excess Cashflow to pay (a) any unpaid interest sequentially, to the
                                   Class M-1, Class M-2 and Class B Certificates, then (b) any unpaid realized loss amounts sequentially, to the Class M-1, Class M-2 and Class B Certificates;
                                5) Any remaining Excess Cashflow to pay Net Rate Carryover remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above); and
                                6) To the Class C Certificates, any remaining amount.


                                Proceeds from Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) shall generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                                Rate Carryover.

                                As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Principal Paydown:              Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution
                                Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2 and the Class B Certificates. If, prior to the Stepdown Date or in a period when a
                                Trigger Event is in effect, all Classes of Senior Certificates related to one Loan
                                Group are retired prior to the other Senior Certificates related to the other Loan
                                Group, 100% the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the
                                Prospectus Supplement).

                                On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior and Subordinate Certificates
                                will be entitled to receive payments of principal in the following order of priority:
                                (i) first, to the Senior Certificates, concurrently, (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates (as described under "Class
                                1-A Principal Distribution" below), (b) from principal funds related to the Group 2
                                Mortgage Loans to the Class 2-A-1 Certificates and (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A-1 Certificates, in each case, such that the Senior Certificates in the aggregate will have 11.50% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 7.10%
                                Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2
                                Certificates will have 3.60% Subordination and (iv) fourth, to the Class B Certificates such that the Class B Certificates will have 1.00% Subordination; each subject to the required Overcollateralization Target.

                                Provided, however, that if the Subordinate Certificates are paid to zero, principal will be paid from each Loan Group to the Senior Certificates as more fully described in the Prospectus Supplement.


Class 1-A Principal
Distribution:                   Principal will be distributed to the 1-A Certificates in the following order of priority:

                                1. To the Class 1-A-5 Certificates, the Lockout Percentage of their pro rata share of principal as described below:

                                                             Month                      Lockout Percentage
                                                             -----                      ------------------
                                                            1 - 36                              0%
                                                            37 - 60                            45%
                                                            61 - 72                            80%
                                                            73 - 84                            100%
                                                         85 and after                          300%

                                2. to the Class 1-A-1 Certificates, until its class certificate balance is reduced to zero;

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                3. concurrently, 75% to the Class 1-A-2 Certificates and 25% to the Class 1-A-2A
                                   Certificates, until the class certificate balance of the Class 1-A-2 Certificates is reduced to zero;

                                4. concurrently, 50% to the Class 1-A-3 Certificates, 25% to the Class 1-A-2A
                                   Certificates and 25% to the Class 1-A-3A Certificates, until the respective class certificate balances of the class 1-A-2A and Class 1-A-3 Certificates are reduced to zero;

                                5. concurrently, 75% to the Class 1-A-4 Certificates and 25% to the Class 1-A-3A
                                   Certificates, until their respective class certificate balances are reduced to zero; and

                                6. to the Class 1-A-5 Certificates, until its class certificate balance is reduced to zero.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


                                                  Discount Margin/Yield Tables (%) (1)

         Class 1-A-1 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               0.200%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100-00                            20                 20                20                20                20
         =====================================================================================================================
         WAL (yr)                              13.58              1.23              1.00              0.84              0.68
         MDUR (yr)                             11.82              1.22              0.99              0.84              0.68
         First Prin Pay                       Sep-04             Sep-04            Sep-04            Sep-04            Sep-04
         Last Prin Pay                        May-26             Mar-07            Sep-06            Apr-06            Dec-05
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-1 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               0.200%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100-00                            20                 20                20                20                20
         =====================================================================================================================
         WAL (yr)                              13.58              1.23              1.00              0.84              0.68
         MDUR (yr)                             11.82              1.22              0.99              0.84              0.68
         First Prin Pay                       Sep-04             Sep-04            Sep-04            Sep-04            Sep-04
         Last Prin Pay                        May-26             Mar-07            Sep-06            Apr-06            Dec-05
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-2 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               4.656%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100-00                        4.68               4.61              4.59              4.56              4.52
         =====================================================================================================================
         WAL (yr)                              24.54              3.86              3.00              2.42              1.88
         MDUR (yr)                             14.32              3.45              2.73              2.23              1.76
         First Prin Pay                       May-26             Mar-07            Sep-06            Apr-06            Dec-05
         Last Prin Pay                        Aug-31             May-10            Jan-09            Feb-08            Feb-07
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-2 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               4.656%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100-00                        4.68               4.61              4.59              4.56              4.52
         =====================================================================================================================
         WAL (yr)                              24.54              3.86              3.00              2.42              1.88
         MDUR (yr)                             14.32              3.45              2.73              2.23              1.76
         First Prin Pay                       May-26             Mar-07            Sep-06            Apr-06            Dec-05
         Last Prin Pay                        Aug-31             May-10            Jan-09            Feb-08            Feb-07
         ---------------------------------------------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


         Class 1-A-2A (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               4.839%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%               150%

         =====================================================================================================================
         Yield @ 100-00                        4.87               4.81              4.78              4.76               4.72
         =====================================================================================================================
         WAL (yr)                              25.19              4.51              3.43              2.75               2.06
         MDUR (yr)                             14.24              3.92              3.07              2.50               1.92
         First Prin Pay                       May-26             Mar-07            Sep-06            Apr-06             Dec-05
         Last Prin Pay                        Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-2A (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               4.839%
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%               150%

         =====================================================================================================================
         Yield @ 100-00                        4.87               4.81              4.78              4.76               4.72
         =====================================================================================================================
         WAL (yr)                              25.19              4.51              3.43              2.75               2.06
         MDUR (yr)                             14.24              3.92              3.07              2.50               1.92
         First Prin Pay                       May-26             Mar-07            Sep-06            Apr-06             Dec-05
         Last Prin Pay                        Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-3 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.303%
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%               150%

         =====================================================================================================================
         Yield @ 100-00                        5.34               5.30              5.28              5.26               5.22
         =====================================================================================================================
         WAL (yr)                              27.57              6.88              5.00              3.96               2.76
         MDUR (yr)                             14.17              5.62              4.28              3.48               2.51
         First Prin Pay                       Aug-31             May-10            Jan-09            Feb-08             Feb-07
         Last Prin Pay                        Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-3 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.303%
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%               150%

         =====================================================================================================================
         Yield @ 100-00                        5.34               5.30              5.28              5.26               5.22
         =====================================================================================================================
         WAL (yr)                              27.57              6.88              5.00              3.96               2.76
         MDUR (yr)                             14.17              5.62              4.28              3.48               2.51
         First Prin Pay                       Aug-31             May-10            Jan-09            Feb-08             Feb-07
         Last Prin Pay                        Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         ---------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

         Class 1-A-3A (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.605%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%               150%

         =====================================================================================================================
         Yield @ 100-00                        5.64               5.61              5.60              5.58               5.55
         =====================================================================================================================
         WAL (yr)                              28.06              8.60              6.39              5.04               3.62
         MDUR (yr)                             13.82              6.62              5.21              4.26               3.18
         First Prin Pay                       Aug-31             May-10            Jan-09            Feb-08             Feb-07
         Last Prin Pay                        Jan-33             Jun-14            May-12            Jan-11             Jul-09
         ---------------------------------------------------------------------------------------------------------------------


         ---------------------------------------------------------------------------------------------------------------------
         Class 1-A-3A (To Maturity)
           Coupon                               5.605%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100=00                        5.65               5.68              5.67              5.65               5.58
         =====================================================================================================================
         WAL (yr)                              28.38             10.34              7.76              5.91               3.85
         MDUR (yr)                             13.88              7.47              5.98              4.79               3.34
         First Prin Pay                       Aug-31             May-10            Jan-09            Feb-08             Feb-07
         Last Prin Pay                        Apr-34             Jul-25            Sep-21            Oct-18             Aug-15
         ---------------------------------------------------------------------------------------------------------------------


         Class 1-A-4 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.756%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100=00                        5.80               5.77              5.76              5.74               5.72
         =====================================================================================================================
         WAL (yr)                              28.38              9.71              7.29              5.74               4.18
         MDUR (yr)                             13.65              7.25              5.79              4.75               3.61
         First Prin Pay                       Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         Last Prin Pay                        Jan-33             Jun-14            May-12            Jan-11             Jul-09

         Class 1-A-4 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.756%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100=00                        5.80               5.86              5.86              5.83               5.76
         =====================================================================================================================
         WAL (yr)                              28.91             12.57              9.55              7.17               4.56
         MDUR (yr)                             13.76              8.61              7.03              5.60               3.87
         First Prin Pay                       Oct-32             Apr-13            Jun-10            Feb-09             Aug-07
         Last Prin Pay                        Apr-34             Jul-25            Sep-21            Oct-18             Aug-15
         ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

         Class 1-A-5 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.035%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100.00                        5.05               5.03              5.02              5.02               5.01
         =====================================================================================================================
         WAL (yr)                              14.93              6.79              6.25              5.61               4.66
         MDUR (yr)                             9.96               5.57              5.20              4.76               4.05
         First Prin Pay                       Sep-07             Sep-07            Sep-07            Oct-07             Dec-07
         Last Prin Pay                        Jan-33             Jun-14            May-12            Jan-11             Jul-09
         ---------------------------------------------------------------------------------------------------------------------

         Class 1-A-5 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Coupon                               5.035%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         Yield @ 100.00                        5.05               5.03              5.04              5.07               5.12
         =====================================================================================================================
         WAL (yr)                              14.93              6.88              6.50              6.25               5.99
         MDUR (yr)                             9.96               5.62              5.36              5.19               5.01
         First Prin Pay                       Sep-07             Sep-07            Sep-07            Oct-07             Dec-07
         Last Prin Pay                        Feb-34             Apr-25            Jul-21            Sep-18             Jul-15
         ---------------------------------------------------------------------------------------------------------------------

         Class M-1 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               0.550%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            55                 55                55                55                 55
         =====================================================================================================================
         WAL (yr)                              25.75              6.46              5.16              4.40               3.76
         MDUR (yr)                             19.74              6.00              4.87              4.20               3.63
         First Prin Pay                       Nov-25             Oct-07            Sep-07            Oct-07             Nov-07
         Last Prin Pay                        Jan-33             Jun-14            May-12            Jan-11             Jul-09
         ---------------------------------------------------------------------------------------------------------------------

         Class M-1 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               0.550%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            55                 56                56                56                 56
         =====================================================================================================================
         WAL (yr)                              25.86              6.81              5.46              4.63               3.95
         MDUR (yr)                             19.80              6.28              5.12              4.40               3.79
         First Prin Pay                       Nov 25             Oct-07            Sep-07            Oct-07             Nov-07
         Last Prin Pay                        Nov-33             Sep-17            Feb-15            Mar-13             Apr-11
         ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

         Class M-2 (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               1.100%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            110               110               110                110               110
         =====================================================================================================================
         WAL (yr)                              25.73              6.40              5.12              4.34               3.67
         MDUR (yr)                             18.45              5.82              4.75              4.08               3.50
         First Prin Pay                       Nov-25             Oct-07            Sep-07            Sep-07             Sep-07
         Last Prin Pay                        Jan-33             Jun-14            May-12            Jan-11             Jul-09
         ---------------------------------------------------------------------------------------------------------------------

         Class M-2 (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               1.100%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            110               111               111                111               111
         =====================================================================================================================
         WAL (yr)                              25.76              6.48              5.18              4.38               3.72
         MDUR (yr)                             18.47              5.88              4.80              4.12               3.53
         First Prin Pay                       Nov-25             Oct-07            Sep-07            Sep-07             Sep-07
         Last Prin Pay                        Jun-33             Oct-15            Jul-13            Dec-11             Apr-10

         Class B (To Call)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               2.100%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            210               210               210                210               210
         =====================================================================================================================
         WAL (yr)                              24.76              5.25              4.22              3.64               3.22
         MDUR (yr)                             16.05              4.72              3.88              3.39               3.02
         First Prin Pay                       Nov-25             Oct-07            Sep-07            Sep-07             Sep-07
         Last Prin Pay                        Jun-32             Feb-13            May-11            Feb-10             Nov-08

         Class B (To Maturity)
         ---------------------------------------------------------------------------------------------------------------------
           Margin                               2.100%
         ---------------------------------------------------------------------------------------------------------------------
         Percent of Pricing
         Prepayment Speed                       0%                80%               100%              120%              150%

         =====================================================================================================================
         DM @ 100=00                            210               210               210                210               210
         =====================================================================================================================
         WAL (yr)                              24.76              5.25              4.22              3.64               3.22
         MDUR (yr)                             16.05              4.72              3.88              3.39               3.02
         First Prin Pay                       Nov-25             Oct-07            Sep-07            Sep-07             Sep-07
         Last Prin Pay                        Jun-32             Feb-13            May-11            Feb-10             Nov-08
         ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 Class M-1, M-2 and B
                                Corridor Contract Agreement Schedule and Strike Rates
---------------------------------------------------------------------------------------------------------------------
                                    Cap Strike    Cap Ceiling             Notional Schedule  Cap Strike   Cap Ceiling
  Period    Notional Schedule ($)       (%)           (%)       Period           ($)             (%)          (%)
---------------------------------------------------------------------------------------------------------------------
     1            36,855,000          6.80077         6.80        49          21,840,958       8.02452       10.46
     2            36,855,000          5.89800         8.97        50          21,221,549       8.29300       10.43
     3            36,855,000          5.71065         8.83        51          20,617,132       8.02548       10.19
     4            36,855,000          5.90300         9.20        52          20,027,349       8.29300       10.72
     5            36,855,000          5.71452         9.08        53          19,451,847       8.07581       10.46
     6            36,855,000          5.71645         9.09        54          18,890,281       8.07677       10.49
     7            36,855,000          6.33000         9.14        55          18,342,318       9.02571       10.46
     8            36,855,000          5.71839         8.99        56          17,807,799       8.15323       10.22
     9            36,855,000          5.90900         9.71        57          17,286,228       8.42500       11.41
    10            36,855,000          5.71839         9.21        58          16,777,293       8.15419       10.55
    11            36,855,000          5.90800         8.83        59          16,280,691       8.42600       10.94
    12            36,855,000          5.71742         9.26        60          15,795,421       8.84032       10.58
    13            36,855,000          5.71742         9.27        61          15,323,506       8.84129       10.58
    14            36,855,000          5.90800         9.30        62          14,863,010       9.13600       10.58
    15            36,855,000          5.71645         9.14        63          14,413,661       8.84226       10.29
    16            36,855,000          5.90700         9.50        64          13,975,188       9.13700       10.87
    17            36,855,000          5.71645         9.35        65          13,547,332       8.84323       10.58
    18            36,855,000          5.71645         9.36        66          13,129,836       8.84323       10.58
    19            36,855,000          6.32893         9.38        67          12,722,451       9.79179       10.58
    20            36,855,000          5.71548         9.22        68          12,324,935       8.84419       10.29
    21            36,855,000          5.90600         9.95        69          11,937,049       9.14000       11.52
    22            36,855,000          5.71548         9.40        70          11,558,562       8.84613       10.58
    23            36,855,000          5.92900         9.03        71          11,189,248       9.14100       10.86
    24            36,855,000          5.73774         9.44        72          10,828,887       8.84710       10.58
    25            36,855,000          5.86452         9.44        73          10,477,262       8.84710       10.58
    26            36,855,000          6.05900         9.46        74          10,134,163       9.14300       10.58
    27            36,855,000          5.86355         9.30        75           9,799,386       8.84806       10.29
    28            36,855,000          6.05900         9.66        76           9,472,729       9.14400       10.87
    29            36,855,000          5.87032         9.50        77           9,153,998       8.84903       10.58
    30            36,855,000          5.87032         9.51        78           8,843,001       8.85000       10.58
    31            36,855,000          6.54643         9.66        79           8,539,552       9.79821       10.58
    32            36,855,000          5.91194         9.49        80           8,243,469       8.85097       10.29
    33            36,855,000          6.10900        10.28        81           7,954,575       9.14600       11.52
    34            36,855,000          5.91194         9.74        82           7,672,697       8.85194       10.58
    35            36,855,000          6.27000         9.94        83           7,397,665       9.14700       10.85
    36            36,855,000          6.75484        10.32        84           7,129,315       8.85290       10.58
    37            36,855,000          7.03258        10.33        85           6,867,485       8.85290       10.58
    38            29,797,041          7.26700        10.31        86           6,612,019       9.14900       10.58
    39            28,981,134          7.03258        10.09        87           6,362,762       8.85387       10.29
    40            28,185,029          7.26800        10.57        88           6,119,566       9.15000       10.87
    41            27,408,248          7.09065        10.34        89           5,882,284       8.85484       10.58
    42            26,650,325          7.09065        10.36        90           5,650,773       8.85581       10.58
    43            25,910,805          7.70586        10.34        91           5,424,894       9.46655       10.58
    44            25,189,657          7.20871        10.11        92           5,204,512       8.85677       10.29
    45            24,486,016          7.44900        10.89        93           4,989,493       9.15300       11.18
    46            23,799,462          7.20968        10.42        94           4,779,708       8.85774       10.58
    47            23,129,581          7.50200        10.21        95           4,575,032       9.15400       10.27
    48            22,475,972          7.94613        10.43
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------


                                    Class 1-A-1 Available Funds Rate Schedule (1)
                                    ---------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                  Available Funds                                                Available Funds
    Period                            Rate (%)                           Period                      Rate (%)
--------------              ------------------------                ---------------          -----------------------
       1                                6.24                               50                          6.71
       2                                5.49                               51                          6.49
       3                                5.38                               52                          6.71
       4                                5.63                               53                          6.49
       5                                5.50                               54                          6.49
       6                                5.56                               55                          7.19
       7                                6.21                               56                          6.49
       8                                5.66                               57                          6.71
       9                                5.89                               58                          6.50
      10                                5.74                               59                          6.71
      11                                5.97                               60                          6.50
      12                                5.82                               61                          6.50
      13                                5.85                               62                          6.71
      14                                6.08                               63                          6.50
      15                                5.91                               64                          6.71
      16                                6.14                               65                          6.50
      17                                5.97                               66                          6.50
      18                                6.00                               67                          7.19
      19                                6.67                               68                          6.50
      20                                6.05                               69                          6.71
      21                                6.27                               70                          6.50
      22                                6.09                               71                          6.71
      23                                6.32                               72                          6.50
      24                                6.13                               73                          6.50
      25                                6.15                               74                          6.71
      26                                6.37                               75                          6.50
      27                                6.19                               76                          6.71
      28                                6.41                               77                          6.50
      29                                6.22                               78                          6.50
      30                                6.23                               79                          7.19
      31                                7.19                               80                          6.50
      32                                6.49                               81                          6.71
      33                                6.71                               82                          6.50
      34                                6.49                               83                          6.71
      35                                6.71                               84                          6.50
      36                                6.49                               85                          6.50
      37                                6.49                               86                          6.71
      38                                6.71                               87                          6.50
      39                                6.49                               88                          6.71
      40                                6.71                               89                          6.50
      41                                6.49                               90                          6.50
      42                                6.49                               91                          6.94
      43                                6.94                               92                          6.50
      44                                6.49                               93                          6.71
                                                                    ------------------------------------------------
      45                                6.71
      46                                6.49
      47                                6.71
      48                                6.49
      49                                6.49
------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                          Computational Materials for
-------------------------------------                  Countrywide Mortgage Pass-Through Certificates, Series 2004-J7
        SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                Class M-1, M-2 and B Available Funds Rate Schedule (1)
                                ------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
               Available Funds       Available Funds                     Available Funds         Available Funds
   Period          Rate (%)              Rate (%)           Period           Rate (%)                Rate (%)
                     (2)                   (3)                                 (2)                     (3)
------------ ------------------    ------------------     ---------    ------------------     -----------------------
      1              5.75                  5.75               50               7.39                   10.43
      2              5.04                  8.11               51               7.15                   10.19
      3              4.92                  8.04               52               7.39                   10.72
      4              5.13                  8.43               53               7.17                   10.46
      5              5.00                  8.37               54               7.17                   10.49
      6              5.04                  8.42               55               7.97                   10.46
      7              5.62                  8.43               56               7.20                   10.22
      8              5.11                  8.38               57               7.44                   11.41
      9              5.31                  9.11               58               7.20                   10.55
     10              5.17                  8.66               59               7.45                   10.94
     11              5.37                  8.29               60               7.30                   10.58
     12              5.22                  8.77               61               7.30                   10.58
     13              5.25                  8.80               62               7.54                   10.58
     14              5.45                  8.84               63               7.30                   10.29
     15              5.29                  8.72               64               7.54                   10.87
     16              5.49                  9.08               65               7.31                   10.58
     17              5.33                  8.97               66               7.31                   10.58
     18              5.35                  9.00               67               8.12                   10.58
     19              5.95                  9.00               68               7.33                   10.29
     20              5.39                  8.89               69               7.58                   11.52
     21              5.58                  9.63               70               7.33                   10.58
     22              5.42                  9.10               71               7.59                   10.86
     23              5.64                  8.74               72               7.46                   10.58
     24              5.47                  9.17               73               7.47                   10.58
     25              5.61                  9.19               74               7.72                   10.58
     26              5.81                  9.22               75               7.47                   10.29
     27              5.64                  9.08               76               7.72                   10.87
     28              5.84                  9.44               77               7.49                   10.58
     29              5.67                  9.30               78               7.49                   10.58
     30              5.68                  9.32               79               8.32                   10.58
     31              6.53                  9.66               80               7.52                   10.29
     32              5.90                  9.49               81               7.77                   11.52
     33              6.10                 10.28               82               7.52                   10.58
     34              5.90                  9.74               83               7.77                   10.85
     35              6.26                  9.94               84               7.59                   10.58
     36              6.53                 10.32               85               7.58                   10.58
     37              6.78                 10.34               86               7.84                   10.58
     38              7.01                 10.32               87               7.58                   10.29
     39              6.78                 10.09               88               7.84                   10.87
     40              7.00                 10.57               89               7.59                   10.58
     41              6.83                 10.34               90               7.59                   10.58
     42              6.83                 10.36               91               8.13                   10.58
     43              7.39                 10.34               92               7.60                   10.29
     44              6.92                 10.11               93               7.86                   11.18
     45              7.15                 10.89         -------------------------------------------------------------
     46              6.92                 10.42
     47              7.18                 10.21
     48              7.10                 10.43
     49              7.15                 10.46
-----------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes the 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, and 1-Year CMT forward rates, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes the 1-Month LIBOR, 6-Month LIBOR, 1-Year LIBOR, and 1-Year CMT forward rates instantaneously increase by 1000 basis points, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                            $317,153,507

Summary of Loans in Statistical Calculation Pool                                                                      Range
(As of Calculation Date)                                                                                              -----


Total Number of Loans                                                                   1,394
Total Outstanding Balance                                                        $317,153,507
Average Loan Balance                                                                 $227,513                 $23,705 to $1,888,632
Escrow Balance %                                                                       66.60%
WA Mortgage Rate                                                                       7.020%                   4.375% to 11.250%
Net WAC                                                                                6.708%                   4.116% to 10.241%
WA Original Term (months)                                                                 351                      120 to 360
WA Remaining Term (months)                                                                347                      108 to 359
WA Age (months)                                                                             4                        1 to 28
WA LTV                                                                                 78.39%                   16.43% to 100.00%
WA FICO                                                                                   695                      487 to 813
WA DTI%                                                                                35.73%                    2.71% to 62.27%
Secured by (% of pool)                First Lien                                      100.00%
                                      Second Lien                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                       45.35%
Prepay Moves Exempted                 Soft                                              1.12%
                                      Hard                                             39.55%
                                      No Prepay                                        54.65%
                                      Unknown                                           4.69%                Conforming
Tier                                  Jumbo                                            21.34%                     5.21%
                                      Alt-A Tier 1                                     27.50%                    14.10%
                                      Alt-A Tier 2                                     51.16%                    37.26%
                                      Unknown                                           0.00%                     0.00%
                                                                                                              ---------
Conforming                                                                                             Total     56.57%

   Top 10 States            Top 10 Prop               Doc Types            Purpose Codes          Occ Codes          Orig PP Term
   -------------            -----------               ---------            -------------          ---------          ------------
CA           22.45%     SFR         60.53%      REDUCE        32.03%     PUR         57.43%     OO       91.50%    0          54.65%
NY           15.37%     PUD         20.30%      NINA          31.91%     RCO         27.31%     2H        4.89%    6           0.04%
FL           10.47%     2-4U        11.30%      FULL/AL       15.31%     RNC         15.25%     INV       3.61%    12         13.24%
NJ            5.31%     CND          5.45%      PREFER         9.50%                                               24          2.98%
IL            3.65%     CNDP         1.53%      NO RATI        7.05%                                               36         12.90%
                        COOP         0.57%                                                                         60         16.05%
                        SFRA         0.24%                                                                         84          0.15%
                        TWN          0.04%
                        MNF          0.03%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 1 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                            $317,153,507

Description
                                                                                         % of Aggregate
Loan Type Group                       Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
10Yr Fixed                                      5                    $581,062                     0.18
15Yr Fixed                                     92                 $12,683,326                     4.00
20Yr Fixed                                      8                    $911,612                     0.29
25Yr Fixed                                      3                    $880,133                     0.28
30Yr Fixed - IO                               305                 $98,692,259                    31.12
30Yr Fixed                                    971                $201,312,864                    63.47
30/15 Fixed Balloon                            10                  $2,092,252                     0.66
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Range of Current Balance
                                                                                         % of Aggregate
Current Balance Range                 Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
$0.00 - $99,999.99                            316                 $23,349,123                     7.36
$100,000.00 - $199,999.99                     497                 $71,004,859                    22.39
$200,000.00 - $299,999.99                     224                 $55,059,633                    17.36
$300,000.00 - $399,999.99                     173                 $61,282,702                    19.32
$400,000.00 - $499,999.99                      88                 $39,536,126                    12.47
$500,000.00 - $599,999.99                      50                 $27,355,389                     8.63
$600,000.00 - $699,999.99                      16                 $10,199,648                     3.22
$700,000.00 - $799,999.99                      10                  $7,516,834                     2.37
$800,000.00 - $899,999.99                       5                  $4,203,354                     1.33
$900,000.00 - $999,999.99                       8                  $7,630,413                     2.41
$1,000,000.00 - $1,499,999.99                   5                  $6,238,809                     1.97
>= $1,500,000.00                                2                  $3,776,619                     1.19
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
4.375                                           3                    $837,247                     0.26
4.500                                           9                  $2,206,353                     0.70
4.625                                           4                    $816,594                     0.26
4.750                                          21                  $5,476,561                     1.73
4.875                                          30                  $7,868,755                     2.48
5.000                                           6                  $1,371,637                     0.43
5.125                                           1                     $50,677                     0.02
5.250                                           1                    $552,104                     0.17
5.375                                           8                  $2,684,124                     0.85
5.500                                           8                  $3,140,880                     0.99
5.625                                          15                  $7,005,942                     2.21
5.750                                          31                 $10,333,905                     3.26



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 2 of 7             8/18/2004 5:55:40 PM


      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $317,153,507

Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
5.875                                          31                 $11,638,764                     3.67
6.000                                          24                  $8,808,395                     2.78
6.125                                           6                  $2,015,612                     0.64
6.250                                           7                  $1,327,795                     0.42
6.375                                           4                    $576,898                     0.18
6.500                                          65                 $18,329,916                     5.78
6.625                                          60                 $13,406,511                     4.23
6.700                                           1                     $88,125                     0.03
6.750                                         159                 $37,050,413                    11.68
6.875                                         126                 $32,334,586                    10.20
7.000                                          55                 $10,480,139                     3.30
7.125                                          51                  $9,491,776                     2.99
7.250                                          82                 $18,476,528                     5.83
7.375                                          37                  $5,308,158                     1.67
7.500                                          70                 $13,655,163                     4.31
7.625                                          44                  $8,221,922                     2.59
7.750                                          59                 $12,770,755                     4.03
7.875                                          98                 $18,540,000                     5.85
8.000                                          40                  $5,723,507                     1.80
8.125                                          32                  $6,624,684                     2.09
8.200                                           1                     $65,515                     0.02
8.250                                          32                  $6,362,519                     2.01
8.375                                          29                  $5,512,002                     1.74
8.500                                          31                  $4,811,788                     1.52
8.625                                          19                  $4,707,009                     1.48
8.750                                          22                  $4,841,587                     1.53
8.875                                          18                  $3,548,606                     1.12
9.000                                           6                    $953,915                     0.30
9.125                                           3                    $612,649                     0.19
9.250                                           6                  $1,192,698                     0.38
9.375                                           4                    $510,261                     0.16
9.500                                           3                  $1,041,956                     0.33
9.625                                           2                    $372,870                     0.12
9.750                                           2                    $710,767                     0.22
9.875                                           4                    $754,183                     0.24
10.000                                          1                    $113,899                     0.04
10.125                                          2                    $218,697                     0.07
10.250                                          2                    $280,014                     0.09
10.375                                          4                    $841,733                     0.27
10.500                                          5                    $874,722                     0.28
10.625                                          3                    $690,341                     0.22
10.750                                          4                    $736,580                     0.23
10.875                                          1                     $62,504                     0.02
11.250                                          2                    $122,267                     0.04
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 3 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                             $317,153,507

Range of Months remaining to Scheduled Maturity
                                                                                         % of Aggregate
Maturity Range                        Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
1 - 120                                         5                    $581,062                     0.18
121 - 180                                     102                 $14,775,577                     4.66
181 - 240                                       8                    $911,612                     0.29
241 - 300                                       4                    $976,900                     0.31
301 - 360                                   1,275                $299,908,356                    94.56
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Range of Loan-to-Value Ratio
                                                                                         % of Aggregate
LTV Range                             Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 - 50.00                                   80                 $16,826,844                     5.31
50.01 - 55.00                                  31                  $8,512,321                     2.68
55.01 - 60.00                                  39                 $14,081,013                     4.44
60.01 - 65.00                                  44                 $10,696,092                     3.37
65.01 - 70.00                                  85                 $23,191,175                     7.31
70.01 - 75.00                                  96                 $29,296,672                     9.24
75.01 - 79.99                                 145                 $32,003,038                    10.09
80.00 - 80.00                                 330                 $76,921,166                    24.25
80.01 - 85.00                                  30                  $5,030,825                     1.59
85.01 - 90.00                                 160                 $35,656,688                    11.24
90.01 - 95.00                                 340                 $62,916,634                    19.84
95.01 - 100.00                                 14                  $2,021,039                     0.64
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



State
                                                                                         % of Aggregate
State Group                           Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
AL                                              4                    $623,934                     0.20
AZ                                             49                  $9,735,969                     3.07
CA                                            171                 $71,213,675                    22.45
CO                                             14                  $4,065,006                     1.28
CT                                             47                  $9,456,211                     2.98
DC                                              3                  $1,177,184                     0.37
DE                                              4                    $683,616                     0.22
FL                                            190                 $33,197,409                    10.47
GA                                             43                  $6,909,152                     2.18
HI                                              2                    $466,564                     0.15
IA                                              3                    $197,017                     0.06
ID                                              4                    $883,336                     0.28
IL                                             68                 $11,584,393                     3.65
IN                                             15                  $1,340,785                     0.42
KS                                              2                    $358,491                     0.11



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 4 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $317,153,507

State
                                                                                         % of Aggregate
State Group                           Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
KY                                              3                    $284,230                     0.09
LA                                              5                    $498,926                     0.16
MA                                             39                 $11,020,956                     3.47
MD                                             40                  $8,562,766                     2.70
ME                                              1                     $52,379                     0.02
MI                                             34                  $7,897,738                     2.49
MN                                             26                  $5,913,814                     1.86
MO                                             13                  $1,947,323                     0.61
MS                                              4                    $637,989                     0.20
NC                                             34                  $3,983,617                     1.26
NE                                              1                    $649,440                     0.20
NH                                              7                  $2,440,076                     0.77
NJ                                             63                 $16,832,511                     5.31
NM                                              4                    $423,401                     0.13
NV                                             42                 $10,195,702                     3.21
NY                                            154                 $48,750,342                    15.37
OH                                             30                  $3,088,426                     0.97
OK                                              2                     $90,110                     0.03
OR                                             16                  $3,537,995                     1.12
PA                                             47                  $5,705,040                     1.80
RI                                             12                  $1,864,119                     0.59
SC                                             21                  $3,677,507                     1.16
TN                                             31                  $3,247,872                     1.02
TX                                             77                  $9,419,246                     2.97
UT                                              5                  $1,977,312                     0.62
VA                                             40                  $7,632,668                     2.41
VT                                              2                    $179,971                     0.06
WA                                             15                  $3,723,579                     1.17
WI                                              5                    $855,497                     0.27
WV                                              1                    $119,538                     0.04
WY                                              1                     $50,677                     0.02
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Collateral Grouped By FICO
                                                                                         % of Aggregate
FICO Range                            Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
Unknown                                        10                  $1,291,465                     0.41
800 - 819                                       5                  $1,022,866                     0.32
780 - 799                                      35                  $8,903,855                     2.81
760 - 779                                      96                 $27,250,514                     8.59
740 - 759                                     114                 $29,424,284                     9.28
720 - 739                                     133                 $34,826,108                    10.98
700 - 719                                     169                 $41,429,650                    13.06
680 - 699                                     203                 $43,455,598                    13.70
660 - 679                                     241                 $49,167,898                    15.50



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 5 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $317,153,507

Collateral Grouped By FICO
                                                                                         % of Aggregate
FICO Range                            Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
640 - 659                                     175                 $34,842,207                    10.99
620 - 639                                     165                 $33,886,082                    10.68
600 - 619                                      34                  $8,199,609                     2.59
580 - 599                                      12                  $3,270,723                     1.03
560 - 579                                       1                     $93,748                     0.03
480 - 499                                       1                     $88,900                     0.03
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Property Type
                                                                                         % of Aggregate
Property Type Group                   Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                           888                $191,982,205                    60.53
PUD                                           258                 $64,367,428                    20.30
2-4U                                          124                 $35,843,676                    11.30
CND                                            99                 $17,295,180                     5.45
CNDP                                           15                  $4,858,759                     1.53
COOP                                            4                  $1,801,157                     0.57
SFRA                                            4                    $770,223                     0.24
TWN                                             1                    $127,959                     0.04
MNF                                             1                    $106,921                     0.03
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Purpose
                                                                                         % of Aggregate
Purpose Type Group                    Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
PUR                                           821                $182,151,667                    57.43
RCO                                           394                 $86,622,123                    27.31
RNC                                           179                 $48,379,718                    15.25
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



Occupancy
                                                                                         % of Aggregate
Occupancy Type Group                  Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                          1,258                $290,202,764                    91.50
2H                                             57                 $15,511,623                     4.89
INV                                            79                 $11,439,121                     3.61
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 6 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 1
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $317,153,507

Collateral Grouped By Document Type
                                                                                         % of Aggregate
Documentation Type Group              Number of Loans        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
REDUCED                                       414                $101,587,813                    32.03
NINA                                          581                $101,212,966                    31.91
FULL/ALT                                      161                 $48,554,153                    15.31
PREFERRED                                      69                 $30,140,772                     9.50
NO RATIO                                      115                 $22,361,667                     7.05
SISA                                           47                  $9,021,716                     2.84
FULL-DU                                         5                  $3,944,645                     1.24
STREAMLINE                                      2                    $329,776                     0.10
----------------------------------------------------------------------------------------------------------
                                            1,394                $317,153,507                   100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 7 of 7             8/18/2004 5:55:40 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                             $249,483,670

Summary of Loans in Statistical Calculation Pool                                                                  Range
(As of Calculation Date)                                                                                          -----

Total Number of Loans                                                                        1,213
Total Outstanding Balance                                                             $249,483,670
Average Loan Balance                                                                      $205,675         $15,300 to $553,000
WA Mortgage Rate                                                                            5.562%          3.625% to 8.625%
Net WAC                                                                                     5.159%          3.241% to 7.616%
ARM Characteristics
    WA Gross Margin                                                                         2.297%          2.250% to 3.875%
    WA Months to First Roll                                                                    35              32 to 36
    WA First Periodic Cap                                                                   2.000%          2.000% to 2.000%
    WA Subsequent Periodic Cap                                                              2.000%          2.000% to 2.000%
    WA Lifetime Cap                                                                        11.562%          9.625% to 14.625%
    WA Lifetime Floor                                                                       2.301%          2.250% to 5.750%
WA Original Term (months)                                                                      360             360 to 360
WA Remaining Term (months)                                                                     359             356 to 360
WA Age (months)                                                                                  1               0 to 4
WA LTV                                                                                      77.76%          13.90% to 95.00%
WA FICO                                                                                        717

Secured by (% of pool)                 First Lien                                          100.00%
                                       Second Lien                                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                             1.07%

  Top 5 States            Top 5 Prop               Doc Types             Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------               ---------             -------------           ---------           ------------
CA         28.10%     SFR        48.28%       FULL/AL     40.20%      PUR          67.28%     OO       71.78%      0          98.93%
NV         12.32%     PUD        31.15%       PREFER      28.16%      RNC          19.79%     INV      16.37%      12          0.35%
FL         11.53%     CND        13.32%       REDUCE      26.93%      RCO          12.93%     2H       11.86%      36          0.57%
MI          5.39%     2-4U        5.21%       NINA         4.71%                                                   60          0.16%
CO          5.09%     CNDP        2.04%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 1 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $249,483,670

Description
                                                                                         % of Aggregate
Loan Type Group                       Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
3/1 LIB12M                                  1,213                $249,483,670                  100.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00

Range of Current Balance
                                                                                         % of Aggregate
Current Balance Range                 Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                              8                    $286,383                    0.11
$50,000.01 - $100,000.00                       91                  $7,524,561                    3.02
$100,000.01 - $150,000.00                     216                 $27,993,761                   11.22
$150,000.01 - $200,000.00                     284                 $49,478,370                   19.83
$200,000.01 - $250,000.00                     263                 $59,329,001                   23.78
$250,000.01 - $300,000.00                     209                 $57,545,350                   23.07
$300,000.01 - $350,000.00                     124                 $39,592,667                   15.87
$350,000.01 - $400,000.00                       8                  $2,983,527                    1.20
$400,000.01 - $450,000.00                       3                  $1,290,300                    0.52
$450,000.01 - $500,000.00                       5                  $2,381,750                    0.95
$500,000.01 - $550,000.00                       1                    $525,000                    0.21
$550,000.01 - $600,000.00                       1                    $553,000                    0.22
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
3.625                                           4                  $1,046,041                    0.42
3.750                                           1                    $139,500                    0.06
3.875                                           7                  $1,121,890                    0.45
4.000                                           6                  $1,393,800                    0.56
4.125                                           5                  $1,009,200                    0.40
4.250                                          11                  $2,210,791                    0.89
4.375                                          13                  $2,986,590                    1.20
4.500                                          10                  $1,429,543                    0.57
4.625                                          22                  $4,617,466                    1.85
4.750                                          45                  $9,336,905                    3.74
4.875                                          73                 $16,573,826                    6.64
5.000                                          78                 $15,768,734                    6.32
5.125                                          56                 $12,246,189                    4.91
5.250                                          84                 $17,477,072                    7.01
5.375                                         113                 $23,815,183                    9.55
5.500                                         102                 $20,298,769                    8.14
5.625                                         100                 $21,009,373                    8.42
5.750                                         106                 $20,711,714                    8.30
5.875                                          90                 $18,250,652                    7.32
5.990                                           1                    $109,600                    0.04



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 2 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $249,483,670

Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
6.000                                          49                 $10,192,906                    4.09
6.125                                          37                  $7,885,969                    3.16
6.250                                          52                 $10,790,398                    4.33
6.375                                          26                  $5,106,450                    2.05
6.500                                          26                  $3,900,144                    1.56
6.625                                          19                  $4,302,635                    1.72
6.750                                          15                  $3,257,822                    1.31
6.875                                          14                  $2,921,549                    1.17
7.000                                          14                  $2,869,330                    1.15
7.125                                           4                    $677,420                    0.27
7.250                                           9                  $2,109,292                    0.85
7.375                                           2                    $358,650                    0.14
7.500                                           7                  $1,033,974                    0.41
7.625                                           8                  $1,867,160                    0.75
7.750                                           1                     $75,600                    0.03
8.000                                           2                    $412,800                    0.17
8.625                                           1                    $168,733                    0.07
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00

Range of Months remaining to Scheduled Maturity
                                                                                         % of Aggregate
Maturity Range                        Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
301 - 360                                   1,213                $249,483,670                  100.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Range of Loan-to-Value Ratio
                                                                                         % of Aggregate
LTV Range                             Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
0.01 - 50.00                                   47                  $7,465,122                    2.99
50.01 - 55.00                                  14                  $2,911,928                    1.17
55.01 - 60.00                                  26                  $4,868,904                    1.95
60.01 - 65.00                                  35                  $6,739,693                    2.70
65.01 - 70.00                                  85                 $16,852,383                    6.75
70.01 - 75.00                                 170                 $34,783,863                   13.94
75.01 - 80.00                                 622                $132,078,210                   52.94
80.01 - 85.00                                  13                  $2,572,550                    1.03
85.01 - 90.00                                 129                 $25,742,933                   10.32
90.01 - 95.00                                  72                 $15,468,084                    6.20
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 3 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $249,483,670

State
                                                                                         % of Aggregate
State Group                           Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
AK                                              2                    $493,600                    0.20
AL                                              7                  $1,110,000                    0.44
AR                                              1                    $170,800                    0.07
AZ                                             55                 $10,054,628                    4.03
CA                                            275                 $70,105,542                   28.10
CO                                             68                 $12,699,499                    5.09
CT                                              4                  $1,086,850                    0.44
DE                                              1                    $180,000                    0.07
FL                                            154                 $28,771,333                   11.53
GA                                             56                  $9,715,479                    3.89
HI                                             16                  $4,215,777                    1.69
IA                                              1                     $76,250                    0.03
ID                                              2                    $436,100                    0.17
IL                                             29                  $6,062,338                    2.43
IN                                              4                    $694,950                    0.28
KS                                              3                    $482,466                    0.19
KY                                              3                    $576,625                    0.23
LA                                              3                    $332,953                    0.13
MA                                             20                  $4,510,261                    1.81
MD                                             23                  $5,089,102                    2.04
ME                                              6                  $1,159,581                    0.46
MI                                             85                 $13,457,513                    5.39
MN                                             10                  $1,879,866                    0.75
MO                                              8                  $1,434,979                    0.58
MS                                              2                    $197,665                    0.08
MT                                              2                    $227,350                    0.09
NC                                             21                  $3,125,382                    1.25
NE                                              2                    $216,000                    0.09
NH                                              5                  $1,397,700                    0.56
NJ                                             35                  $7,173,405                    2.88
NM                                              3                    $652,922                    0.26
NV                                            142                 $30,729,577                   12.32
NY                                              9                  $2,207,150                    0.88
OH                                             16                  $2,074,654                    0.83
OK                                              1                    $224,000                    0.09
OR                                             14                  $2,119,083                    0.85
PA                                              7                  $1,547,125                    0.62
RI                                              2                    $330,500                    0.13
SC                                             10                  $1,575,734                    0.63
TN                                              3                    $507,750                    0.20
TX                                             11                  $1,818,880                    0.73
UT                                             11                  $1,744,294                    0.70
VA                                             48                 $11,286,957                    4.52
WA                                             22                  $4,310,746                    1.73
WI                                              9                    $860,406                    0.34
WY                                              2                    $359,900                    0.14
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 4 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $249,483,670

Collateral Grouped By FICO
                                                                                         % of Aggregate
FICO Range                            Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
> 820                                           2                    $207,120                    0.08
801 - 820                                      19                  $3,795,532                    1.52
781 - 800                                      67                 $12,085,987                    4.84
761 - 780                                     121                 $26,132,292                   10.47
741 - 760                                     158                 $31,473,982                   12.62
721 - 740                                     173                 $36,454,366                   14.61
701 - 720                                     242                 $52,712,959                   21.13
681 - 700                                     184                 $37,582,741                   15.06
661 - 680                                     139                 $27,341,812                   10.96
641 - 660                                      59                 $11,970,113                    4.80
621 - 640                                      43                  $8,694,965                    3.49
601 - 620                                       4                    $607,800                    0.24
581 - 600                                       1                    $268,000                    0.11
561 - 580                                       1                    $156,000                    0.06
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00

Property Type
                                                                                         % of Aggregate
Property Type Group                   Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
SFR                                           615                $120,445,035                   48.28
PUD                                           355                 $77,721,734                   31.15
CND                                           173                 $33,226,254                   13.32
2-4U                                           47                 $12,997,507                    5.21
CNDP                                           23                  $5,093,140                    2.04
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Purpose
                                                                                         % of Aggregate
Purpose Type Group                    Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
PUR                                           788                $167,857,760                   67.28
RNC                                           273                 $49,363,508                   19.79
RCO                                           152                 $32,262,402                   12.93
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Occupancy
                                                                                         % of Aggregate
Occupancy Type Group                  Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
OO                                            852                $179,075,254                   71.78
INV                                           211                 $40,831,173                   16.37



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 5 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $249,483,670

Occupancy
                                                                                         % of Aggregate
Occupancy Type Group                  Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2H                                            150                 $29,577,243                   11.86
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00

Collateral Grouped By Document Type
                                                                                         % of Aggregate
Documentation Type Group              Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
FULL/ALT                                      527                $100,299,309                   40.20
PREFERRED                                     324                 $70,261,016                   28.16
REDUCED                                       304                 $67,184,760                   26.93
NINA                                           58                 $11,738,585                    4.71
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Range of Margin
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                               1,176                $242,010,603                   97.00
3.001 - 4.000                                  37                  $7,473,067                    3.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00



Next Interest Adjustment Date
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
04/07                                           1                    $254,400                    0.10
05/07                                          15                  $3,296,722                    1.32
06/07                                         115                 $24,427,508                    9.79
07/07                                         768                $157,492,571                   63.13
08/07                                         314                 $64,012,469                   25.66
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 6 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $249,483,670

Range of Months to Roll
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
32 - 37                                     1,213                $249,483,670                  100.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00

Lifetime Rate Cap
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
9.001 - 10.000                                 18                  $3,701,231                    1.48
10.001 - 11.000                               257                 $53,933,054                   21.62
11.001 - 12.000                               701                $144,111,459                   57.76
12.001 - 13.000                               203                 $41,034,298                   16.45
13.001 - 14.000                                33                  $6,534,896                    2.62
14.001 - 15.000                                 1                    $168,733                    0.07
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Initial Periodic Rate Cap
(Excludes         0        Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.000                                       1,213                $249,483,670                  100.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00




Subsequent Periodic Rate Cap
(Excludes         0        Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.000                                       1,213                $249,483,670                  100.00
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 7 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 2
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $249,483,670

Lifetime Rate Floor
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                               1,174                $241,634,403                   96.85
3.001 - 4.000                                  38                  $7,684,267                    3.08
5.001 - 6.000                                   1                    $165,000                    0.07
--------------------------------------------------------------------------------------------------------
                                            1,213                $249,483,670                  100.00








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 8 of 8             8/17/2004 6:19:45 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                              $140,011,734

Summary of Loans in Statistical Calculation Pool                                                                  Range
(As of Calculation Date)                                                                                          -----

Total Number of Loans                                                                          705
Total Outstanding Balance                                                             $140,011,734
Average Loan Balance                                                                      $198,598         $55,142 to $333,000
WA Mortgage Rate                                                                            5.696%          4.500% to 6.990%
Net WAC                                                                                     5.312%          4.116% to 6.606%
ARM Characteristics
    WA Gross Margin                                                                         5.349%          2.250% to 6.830%
    WA Months to First Roll                                                                     32              21 to 36
    WA First Periodic Cap                                                                   2.999%          2.000% to 3.000%
    WA Subsequent Periodic Cap                                                              1.001%          1.000% to 2.000%
    WA Lifetime Cap                                                                        11.661%          9.750% to 12.990%
    WA Lifetime Floor                                                                       5.453%          2.250% to 6.950%
WA Original Term (months)                                                                      360             360 to 360
WA Remaining Term (months)                                                                     359             356 to 360
WA Age (months)                                                                                  1               0 to 4
WA LTV                                                                                      80.17%          35.16% to 95.00%
WA FICO                                                                                        666

Secured by (% of pool)                 First Lien                                          100.00%
                                       Second Lien                                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                            89.99%

  Top 5 States           Top 5 Prop            Doc Types           Purpose Codes         Occ Codes           Orig PP Term
  ------------           ----------            ---------           -------------         ---------           ------------
CA         37.86%     SFR       84.80%    FULL/AL     80.55%     PUR        66.22%    OO       98.80%     0            10.01%
WA          6.79%     CND        7.66%    REDUCE      19.22%     RNC        17.50%    INV       0.82%     6             0.08%
MN          5.23%     PUD        3.95%    NINA         0.23%     RCO        16.28%    2H        0.38%     12            8.38%
FL          5.11%     2-4U       2.76%                                                                    24           22.54%
MD          4.83%     TWN        0.63%                                                                    36           58.99%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 1 of 9             8/17/2004 6:21:31 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $140,011,734

Description
                                                                                         % of Aggregate
Loan Type Group                       Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
2/28 LIB6M                                     182                $39,279,769                   28.05
3/1 CMT1Y                                        1                    $99,877                    0.07
3/27 LIB6M                                     522               $100,632,088                   71.87
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00

Range of Current Balance
                                                                                         % of Aggregate
Current Balance Range                 Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                        50                 $4,264,998                    3.05
$100,000.01 - $150,000.00                      140                $17,713,283                   12.65
$150,000.01 - $200,000.00                      157                $28,079,498                   20.06
$200,000.01 - $250,000.00                      199                $44,358,629                   31.68
$250,000.01 - $300,000.00                      109                $29,902,125                   21.36
$300,000.01 - $350,000.00                       50                $15,693,200                   11.21
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00




Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
4.500                                           12                 $2,275,828                    1.63
4.550                                            3                   $675,120                    0.48
4.600                                            1                   $217,600                    0.16
4.650                                            2                   $375,754                    0.27
4.700                                            9                 $1,848,795                    1.32
4.750                                            9                 $1,857,415                    1.33
4.800                                            5                 $1,087,070                    0.78
4.850                                            8                 $1,788,789                    1.28
4.870                                            1                   $286,400                    0.20
4.875                                            1                    $99,877                    0.07
4.900                                            9                 $1,829,628                    1.31
4.950                                           11                 $2,138,852                    1.53
4.990                                            7                 $1,730,780                    1.24
4.999                                            2                   $511,500                    0.37
5.000                                            9                 $1,388,507                    0.99
5.050                                           12                 $2,163,728                    1.55
5.080                                            1                   $302,042                    0.22
5.100                                            8                 $1,627,338                    1.16
5.120                                            1                   $251,878                    0.18
5.125                                            2                   $523,600                    0.37
5.150                                           18                 $3,291,666                    2.35
5.200                                           12                 $2,193,991                    1.57
5.240                                            1                   $165,395                    0.12
5.250                                           24                 $4,589,813                    3.28



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 2 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                         $140,011,734

Current Gross Coupon
                                                                                         % of Aggregate
Current Rate Group                    Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
5.275                                            1                   $175,000                    0.12
5.300                                           15                 $2,778,737                    1.98
5.325                                            1                   $134,000                    0.10
5.350                                           25                 $4,661,683                    3.33
5.375                                            1                   $219,920                    0.16
5.400                                           21                 $4,144,488                    2.96
5.425                                            2                   $419,295                    0.30
5.450                                           21                 $3,296,402                    2.35
5.480                                            1                   $265,852                    0.19
5.490                                            1                   $111,674                    0.08
5.500                                           37                 $6,074,070                    4.34
5.525                                            1                   $187,920                    0.13
5.550                                           22                 $3,560,037                    2.54
5.580                                            1                   $259,640                    0.19
5.600                                           23                 $3,872,508                    2.77
5.625                                            3                   $737,455                    0.53
5.650                                           19                 $3,080,623                    2.20
5.675                                            2                   $413,310                    0.30
5.690                                            1                   $198,982                    0.14
5.700                                           32                 $5,027,070                    3.59
5.720                                            1                   $244,000                    0.17
5.725                                            1                   $146,901                    0.10
5.730                                            1                   $147,845                    0.11
5.750                                           43                 $8,145,143                    5.82
5.775                                            2                   $554,400                    0.40
5.780                                            1                   $152,248                    0.11
5.800                                           34                 $5,315,749                    3.80
5.825                                            1                   $145,012                    0.10
5.850                                           40                 $6,701,530                    4.79
5.863                                            1                   $205,390                    0.15
5.875                                            3                   $855,200                    0.61
5.900                                            4                   $902,978                    0.64
5.950                                           11                 $2,660,793                    1.90
5.975                                            1                   $200,599                    0.14
5.980                                            1                   $316,000                    0.23
5.990                                           11                 $2,675,476                    1.91
5.999                                            1                   $298,103                    0.21
6.000                                           14                 $3,505,655                    2.50
6.050                                            4                   $936,492                    0.67
6.100                                           11                 $2,821,099                    2.01
6.150                                            9                 $2,059,734                    1.47
6.200                                           12                 $2,775,889                    1.98
6.250                                           14                 $3,584,980                    2.56
6.300                                           10                 $2,488,897                    1.78
6.325                                            1                   $251,300                    0.18
6.330                                            1                   $276,000                    0.20
6.350                                            3                   $731,000                    0.52
6.375                                            1                   $256,640                    0.18



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 3 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                           $140,011,734

Current Gross Coupon
                                                                                    % of Aggregate
Current Rate Group                 Number of Loans      Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------
6.380                                      1                    $216,000                    0.15
6.400                                      2                    $469,600                    0.34
6.425                                      1                    $223,920                    0.16
6.450                                      3                    $821,600                    0.59
6.490                                      1                    $272,000                    0.19
6.500                                      7                  $1,740,297                    1.24
6.550                                      4                    $932,764                    0.67
6.575                                      1                    $252,000                    0.18
6.600                                      7                  $1,832,020                    1.31
6.650                                      5                  $1,232,200                    0.88
6.700                                      7                  $1,776,014                    1.27
6.750                                      8                  $2,213,550                    1.58
6.800                                      2                    $449,361                    0.32
6.825                                      1                    $258,400                    0.18
6.850                                      2                    $487,750                    0.35
6.900                                      4                    $986,400                    0.70
6.930                                      1                    $228,000                    0.16
6.950                                      5                  $1,412,031                    1.01
6.990                                      8                  $2,012,744                    1.44
--------------------------------------------------------------------------------------------------------
                                         705                $140,011,734                  100.00

Range of Months remaining to Scheduled Maturity
                                                                                    % of Aggregate
Maturity Range                     Number of Loans      Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------
301 - 360                                705                $140,011,734                  100.00
--------------------------------------------------------------------------------------------------------
                                         705                $140,011,734                  100.00




Range of Loan-to-Value Ratio
                                                                                    % of Aggregate
LTV Range                          Number of Loans      Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------
0.01 - 50.00                               2                    $324,747                    0.23
55.01 - 60.00                              3                    $425,442                    0.30
60.01 - 65.00                              7                  $1,343,879                    0.96
65.01 - 70.00                              8                  $1,812,874                    1.29
70.01 - 75.00                             11                  $2,097,906                    1.50
75.01 - 80.00                            614                $119,020,780                   85.01
80.01 - 85.00                             26                  $6,214,033                    4.44
85.01 - 90.00                             32                  $8,245,574                    5.89
90.01 - 95.00                              2                    $526,499                    0.38
--------------------------------------------------------------------------------------------------------
                                         705                $140,011,734                  100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 4 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                 $140,011,734

State
                                                                                         % of Aggregate
State Group                           Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
AZ                                              25                 $3,809,225                    2.72
CA                                             227                $53,005,168                   37.86
CO                                              27                 $5,262,770                    3.76
CT                                               1                   $309,387                    0.22
DE                                               2                   $364,000                    0.26
FL                                              41                 $7,159,885                    5.11
GA                                               9                 $1,694,736                    1.21
IA                                               8                   $948,044                    0.68
ID                                               3                   $412,540                    0.29
IL                                              19                 $3,563,815                    2.55
IN                                               7                 $1,063,458                    0.76
KS                                               1                   $117,600                    0.08
KY                                               7                   $925,803                    0.66
LA                                               1                    $83,827                    0.06
MA                                              25                 $5,576,510                    3.98
MD                                              30                 $6,761,178                    4.83
MI                                               6                 $1,164,917                    0.83
MN                                              40                 $7,317,884                    5.23
MO                                              11                 $1,964,477                    1.40
MS                                               1                   $111,997                    0.08
MT                                               1                    $68,000                    0.05
NC                                              12                 $2,385,506                    1.70
ND                                               1                    $78,066                    0.06
NE                                               2                   $216,458                    0.15
NH                                               1                   $231,200                    0.17
NJ                                               6                 $1,578,247                    1.13
NV                                              12                 $2,754,266                    1.97
NY                                               6                 $1,479,064                    1.06
OH                                              22                 $3,049,040                    2.18
OR                                              15                 $2,317,666                    1.66
PA                                              16                 $3,178,183                    2.27
RI                                               1                   $231,519                    0.17
SC                                               2                   $406,762                    0.29
SD                                               2                   $298,320                    0.21
TN                                              13                 $1,774,553                    1.27
TX                                               5                   $939,682                    0.67
UT                                               9                 $1,563,533                    1.12
VA                                              27                 $5,079,031                    3.63
WA                                              52                 $9,509,242                    6.79
WI                                               6                   $723,795                    0.52
WV                                               1                   $166,225                    0.12
WY                                               2                   $366,154                    0.26
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00

Collateral Grouped By FICO
                                                                                         % of Aggregate
FICO Range                            Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 5 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                 $140,011,734

Collateral Grouped By FICO
                                                                                         % of Aggregate
FICO Range                            Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
801 - 820                                        2                   $493,966                    0.35
781 - 800                                        5                   $575,516                    0.41
761 - 780                                       19                 $4,314,739                    3.08
741 - 760                                       30                 $6,187,794                    4.42
721 - 740                                       36                 $6,783,500                    4.84
701 - 720                                       48                 $8,742,828                    6.24
681 - 700                                       84                $16,444,801                   11.75
661 - 680                                      124                $24,760,773                   17.68
641 - 660                                      128                $25,460,947                   18.18
621 - 640                                      126                $24,901,421                   17.79
601 - 620                                       96                $20,062,649                   14.33
581 - 600                                        7                 $1,282,800                    0.92
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00

Property Type
                                                                                         % of Aggregate
Property Type Group                   Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
SFR                                            600               $118,730,563                   84.80
CND                                             55                $10,718,998                    7.66
PUD                                             27                 $5,532,061                    3.95
2-4U                                            15                 $3,864,944                    2.76
TWN                                              6                   $879,861                    0.63
CNDP                                             2                   $285,307                    0.20
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00




Purpose
                                                                                         % of Aggregate
Purpose Type Group                    Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
PUR                                            484                $92,715,988                   66.22
RNC                                            121                $24,505,273                   17.50
RCO                                            100                $22,790,474                   16.28
--------------------------------------------------------------------------------------------------------
                                               705               $140,011,734                  100.00




Occupancy
                                                                                         % of Aggregate
Occupancy Type Group                  Number of Loans         Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------
OO                                             698               $138,328,365                   98.80
INV                                              4                 $1,148,961                    0.82
2H                                               3                   $534,408                    0.38



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 6 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                              $140,011,734

Occupancy
                                                                                         % of Aggregate
Occupancy Type Group                  Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00

Collateral Grouped By Document Type
                                                                                         % of Aggregate
Documentation Type Group              Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
FULL/ALT                                      588                $112,781,411                   80.55
REDUCED                                       116                 $26,910,323                   19.22
NINA                                            1                    $320,000                    0.23
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00




Range of Margin
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                                  18                  $4,593,335                    3.28
3.001 - 4.000                                   1                    $320,000                    0.23
4.001 - 5.000                                 165                 $32,331,115                   23.09
5.001 - 6.000                                 436                 $81,266,797                   58.04
6.001 - 7.000                                  85                 $21,500,487                   15.36
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00



Next Interest Adjustment Date
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
05/06                                           6                  $1,025,007                    0.73
06/06                                          31                  $5,971,105                    4.26
07/06                                          52                 $11,408,827                    8.15
08/06                                          89                 $19,884,830                   14.20
09/06                                           4                    $990,000                    0.71
04/07                                           2                    $376,244                    0.27
05/07                                          44                  $7,510,310                    5.36
06/07                                         152                 $26,748,760                   19.10
07/07                                         171                 $32,842,847                   23.46
08/07                                         143                 $30,902,604                   22.07
09/07                                          11                  $2,351,200                    1.68



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 7 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                                $140,011,734

Next Interest Adjustment Date
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00

Range of Months to Roll
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
19 - 24                                       182                 $39,279,769                   28.05
32 - 37                                       523                $100,731,965                   71.95
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00



Lifetime Rate Cap
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
9.001 - 10.000                                  3                    $809,900                    0.58
10.001 - 11.000                                99                 $20,668,123                   14.76
11.001 - 12.000                               469                 $85,172,481                   60.83
12.001 - 13.000                               134                 $33,361,230                   23.83
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00




Initial Periodic Rate Cap
(Excludes         0        Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.000                                           1                     $99,877                    0.07
3.000                                         704                $139,911,857                   99.93
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 8 of 9             8/17/2004 6:21:32 PM

      [LOGO OMITTED] Countrywide                                                                      External Report
-------------------------------------
        SECURITIES CORPORATION                                                                CWALT 2004-J7 : Group 3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------

                                                               $140,011,734

Subsequent Periodic Rate Cap
(Excludes         0        Fixed Rate Mortgages)
                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
1.000                                         704                $139,911,857                   99.93
2.000                                           1                     $99,877                    0.07
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00

Lifetime Rate Floor
(Excludes         0        Fixed Rate Mortgages)

                                                                                         % of Aggregate
                                      Number of Loans        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                                  18                  $4,593,335                    3.28
3.001 - 4.000                                   1                    $320,000                    0.23
4.001 - 5.000                                 111                 $22,016,145                   15.72
5.001 - 6.000                                 483                 $89,870,824                   64.19
6.001 - 7.000                                  92                 $23,211,431                   16.58
--------------------------------------------------------------------------------------------------------
                                              705                $140,011,734                  100.00







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                  Page 9 of 9             8/17/2004 6:21:32 PM

CWALT 2004-J7

M-1
-------------------------------------------------------------------------------
FWD LIBOR                  35% Severity                   45% Severity
-------------------------------------------------------------------------------
Break CDR                      6.58                           5.05
Break Period                    224                           214
Cum Loss to Mat        47,146,596.80 (6.72%)         48,322,786.72 (6.88%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FWD LIBOR + 150            35% Severity                   45% Severity
-------------------------------------------------------------------------------
Break CDR                      5.17                           3.98
Break Period                    307                           251
Cum Loss to Mat        38,400,196.47 (5.47%)         39,185,788.18 (5.58%)
-------------------------------------------------------------------------------


B
------------------------------------------------------------------------------
FWD LIBOR                35% Severity                   45% Severity
------------------------------------------------------------------------------
Break CDR                    3.46                           2.70
Break Period                  222                           212
Cum Loss to Mat      26,828,852.84 (3.82%)         27,466,388.86 (3.91%)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
FWD LIBOR + 150          35% Severity                   45% Severity
------------------------------------------------------------------------------
Break CDR                    1.81                           1.41
Break Period                  35*                           35*
Cum Loss to Mat      14,689,763.78 (2.09%)         14,876,747.57 (2.12%)
------------------------------------------------------------------------------

* Bond is written back up in subsequent periods





Assumptions:
------------
Pricing Speed - voluntary only
100% Advance
Run to Mat
12-Mo Lag

CWALT 2004-J7

M-1
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR                               25% Severity                   35% Severity                  45% Severity
---------------------------------------------------------------------------------------------------------------------------
Break CDR                                   9.45                           6.58                          5.05
Break Period                                 238                           224                            214
Cum Loss to Mat                     45,201,696.21 (6.44%)         47,146,596.80 (6.72%)          48,322,786.72 (6.88%)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR + 150                         25% Severity                   35% Severity                  45% Severity
---------------------------------------------------------------------------------------------------------------------------
Break CDR                                   7.40                           5.17                          3.98
Break Period                                 221                           307                            251
Cum Loss to Mat                     37,163,446.63 (5.29%)         38,400,196.47 (5.47%)          39,185,788.18 (5.58%)
---------------------------------------------------------------------------------------------------------------------------



B
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR                              25% Severity                  35% Severity                   45% Severity
---------------------------------------------------------------------------------------------------------------------------
Break CDR                                  4.82                          3.46                           2.70
Break Period                               191                            222                           212
Cum Loss to Mat                   25,773,246.74 (3.67%)          26,828,852.84 (3.82%)         27,466,388.86 (3.91%)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR + 150                        25% Severity                  35% Severity                   45% Severity
---------------------------------------------------------------------------------------------------------------------------
Break CDR                                  2.53                          1.81                           1.41
Break Period                               35*                            35*                           35*
Cum Loss to Mat                   14,381,336.27 (2.05%)          14,689,763.78 (2.09%)         14,876,747.57 (2.12%)
---------------------------------------------------------------------------------------------------------------------------

* Bond is written back up in subsequent periods




Assumptions:
------------
Pricing Speed - voluntary only
100% Advance
Run to Mat
12-Mo Lag

CWALT 2004-J7

M-2
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR                                  75% PPC                       100% PPC                      125% PPC
---------------------------------------------------------------------------------------------------------------------------
Discount Margin                              125                           128                            130
WAL                                         17.64                         14.09                          11.47
Break CDR                                   5.54                           5.45                          5.43
Cum Loss to Mat                     44,550,421.19 (6.35%)         34,418,806.10 (4.90%)          27,810,194.74 (3.96%)
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR + 100                            75% PPC                       100% PPC                      125% PPC
---------------------------------------------------------------------------------------------------------------------------
Discount Margin                              103                           106                            108
WAL                                         18.19                         14.48                          11.75
Break CDR                                   4.61                           4.46                          4.38
Cum Loss to Mat                     38,292,601.29 (5.45%)         28,905,587.67 (4.12%)          22,910,537.35 (3.26%)
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR + 200                            75% PPC                       100% PPC                      125% PPC
---------------------------------------------------------------------------------------------------------------------------
Discount Margin                              51                             52                            52
WAL                                         18.79                         14.87                          12.00
Break CDR                                   3.76                           3.58                          3.53
Cum Loss to Mat                     32,190,054.99 (4.59%)         23,751,656.28 (3.38%)          18,786,897.49 (2.68%)
---------------------------------------------------------------------------------------------------------------------------
FWD LIBOR + 300                            75% PPC                       100% PPC                      125% PPC
---------------------------------------------------------------------------------------------------------------------------
Discount Margin                              -23                           -23                            -25
WAL                                         19.17                         15.08                          12.13
Break CDR                                   3.24                           3.16                          3.19
Cum Loss to Mat                     28,271,297.28 (4.03%)         21,207,186.97 (3.02%)          17,098,098.22 (2.44%)
---------------------------------------------------------------------------------------------------------------------------


Assumptions:
------------
Pricing Speed - voluntary only
30% Severity
100% Advance
Run to Mat
Failing Triggers
12-Mo Lag

CWALT 2004-J7 EXCESS SPREAD CALC


-----------------------------------------------   ----------------------------------------
          SPOT LIBOR @ PRICING SPEED                     FWD LIBOR @ PRICING SPEED
-----------------------------------------------   ----------------------------------------

  Period Date            $$$            %            Period Date            $$$         %


       1 Sep25,04    1,445,416.84      2.47                 1 Sep25,04   1,445,416.84   2.47
       2 Oct25,04    1,329,569.59      2.32                 2 Oct25,04   1,306,037.59   2.28
       3 Nov25,04    1,296,884.62      2.31                 3 Nov25,04   1,189,063.18   2.12
       4 Dec25,04    1,305,828.50      2.37                 4 Dec25,04   1,085,588.31   1.97
       5 Jan25,05    1,268,341.64      2.36                 5 Jan25,05   1,021,619.40   1.90
       6 Feb25,05    1,249,624.62      2.37                 6 Feb25,05   1,022,692.11   1.94
       7 Mar25,05    1,300,630.14      2.53                 7 Mar25,05   1,090,383.13   2.12
       8 Apr25,05    1,207,237.06      2.40                 8 Apr25,05     927,168.07   1.85
       9 May25,05    1,207,116.04      2.46                 9 May25,05     889,568.38   1.81
      10 Jun25,05    1,160,116.93      2.42                10 Jun25,05     801,522.74   1.67
      11 Jul25,05    1,156,089.84      2.47                11 Jul25,05     797,512.38   1.71
      12 Aug25,05    1,107,842.89      2.43                12 Aug25,05     726,309.71   1.59
      13 Sep25,05    1,081,395.97      2.43                13 Sep25,05     685,809.18   1.54
      14 Oct25,05    1,074,724.38      2.48                14 Oct25,05     674,865.32   1.55
      15 Nov25,05    1,027,943.02      2.43                15 Nov25,05     597,782.32   1.41
      16 Dec25,05    1,019,733.39      2.47                16 Dec25,05     588,025.55   1.42
      17 Jan25,06      974,164.47      2.41                17 Jan25,06     516,902.46   1.28
      18 Feb25,06      947,288.94      2.41                18 Feb25,06     484,302.03   1.23
      19 Mar25,06      970,910.21      2.53                19 Mar25,06     547,668.43   1.43
      20 Apr25,06      893,792.78      2.38                20 Apr25,06     407,172.68   1.09
      21 May25,06      882,892.25      2.41                21 May25,06     414,864.29   1.13
      22 Jun25,06      840,888.98      2.35                22 Jun25,06     407,232.01   1.14
      23 Jul25,06      833,792.34      2.39                23 Jul25,06     493,079.11   1.41
      24 Aug25,06      793,242.05      2.33                24 Aug25,06     477,835.89   1.40
      25 Sep25,06      788,848.35      2.38                25 Sep25,06     467,117.91   1.41
      26 Oct25,06      785,129.86      2.42                26 Oct25,06     431,437.67   1.33
      27 Nov25,06      756,671.76      2.39                27 Nov25,06     358,107.73   1.13
      28 Dec25,06      754,061.31      2.44                28 Dec25,06     342,089.44   1.11
      29 Jan25,07      726,326.66      2.41                29 Jan25,07     290,649.53   0.97
      30 Feb25,07      711,318.80      2.42                30 Feb25,07     272,538.34   0.93
      31 Mar25,07      784,974.67      2.74                31 Mar25,07     402,332.25   1.40
      32 Apr25,07      730,797.87      2.61                32 Apr25,07     318,792.77   1.14
      33 May25,07      723,941.19      2.65                33 May25,07     332,212.74   1.22
      34 Jun25,07      694,812.61      2.61                34 Jun25,07     299,961.52   1.13
      35 Jul25,07      710,710.11      2.73                35 Jul25,07     349,906.61   1.35
      36 Aug25,07      589,201.94      2.32                36 Aug25,07     436,941.14   1.72
      37 Sep25,07      605,731.14      2.45                37 Sep25,07     481,499.63   1.95
      38 Oct25,07      598,111.70      2.48                38 Oct25,07     491,498.85   2.04
      39 Nov25,07      573,136.03      2.44                39 Nov25,07     451,152.65   1.92
      40 Dec25,07      567,584.86      2.47                40 Dec25,07     456,295.98   1.99
      41 Jan25,08      543,623.43      2.43                41 Jan25,08     429,374.19   1.92
      42 Feb25,08      529,407.70      2.43                42 Feb25,08     412,769.47   1.89
      43 Mar25,08      532,895.99      2.50                43 Mar25,08     457,713.37   2.15
      44 Apr25,08      502,013.98      2.42                44 Apr25,08     399,745.67   1.92
      45 May25,08      497,051.80      2.46                45 May25,08     404,832.13   2.00
      46 Jun25,08      475,948.38      2.41                46 Jun25,08     371,246.03   1.88
      47 Jul25,08      471,202.77      2.45                47 Jul25,08     383,692.87   1.99
      48 Aug25,08      451,147.09      2.40                48 Aug25,08     381,346.17   2.03
      49 Sep25,08      439,201.47      2.40                49 Sep25,08     379,386.13   2.07
      50 Oct25,08      434,761.87      2.44                50 Oct25,08     385,596.64   2.15
      51 Nov25,08      416,183.64      2.39                51 Nov25,08     354,866.36   2.03
      52 Dec25,08      411,936.18      2.43                52 Dec25,08     359,490.61   2.11
      53 Jan25,09      394,283.62      2.38                53 Jan25,09     331,348.15   1.99
      54 Feb25,09      384,350.15      2.38                54 Feb25,09     318,286.55   1.96
      55 Mar25,09      393,793.38      2.50                55 Mar25,09     359,968.26   2.28
      56 Apr25,09      365,594.96      2.38                56 Apr25,09     298,150.89   1.93
      57 May25,09      362,542.26      2.42                57 May25,09     303,144.70   2.02
      58 Jun25,09      347,745.32      2.38                58 Jun25,09     278,877.74   1.90
      59 Jul25,09      344,815.33      2.42                59 Jul25,09     287,107.45   2.01
      60 Aug25,09      330,711.46      2.38                60 Aug25,09     279,489.86   2.00


      61 Sep25,09      322,483.57      2.38                61 Sep25,09     274,961.50   2.02
      62 Oct25,09      319,642.69      2.42                62 Oct25,09     283,655.02   2.14
      63 Nov25,09      306,550.35      2.38                63 Nov25,09     263,711.09   2.04
      64 Dec25,09      303,823.33      2.42                64 Dec25,09     269,895.31   2.14
      65 Jan25,10      291,391.21      2.38                65 Jan25,10     249,761.80   2.03
      66 Feb25,10      284,090.19      2.38                66 Feb25,10     240,880.26   2.00
      67 Mar25,10      290,634.99      2.50                67 Mar25,10     272,194.19   2.32
      68 Apr25,10      270,022.82      2.38                68 Apr25,10     225,244.94   1.97
      69 May25,10      267,558.10      2.42                69 May25,10     228,967.72   2.05
      70 Jun25,10      256,639.64      2.38                70 Jun25,10     210,005.46   1.93
      71 Jul25,10      254,619.39      2.43                71 Jul25,10     216,445.89   2.04
      72 Aug25,10      244,598.79      2.39                72 Aug25,10     212,558.51   2.06
      73 Sep25,10      238,801.26      2.39                73 Sep25,10     209,454.43   2.08
      74 Oct25,10      236,842.29      2.43                74 Oct25,10     215,322.48   2.19
      75 Nov25,10      227,526.45      2.40                75 Nov25,10     199,335.67   2.08
      76 Dec25,10      225,640.88      2.44                76 Dec25,10     203,707.06   2.18
      77 Jan25,11      216,802.48      2.41                77 Jan25,11     188,330.13   2.06
      78 Feb25,11      211,638.68      2.41                78 Feb25,11     181,362.49   2.04
      79 Mar25,11      216,365.40      2.53                79 Mar25,11     206,172.85   2.38
      80 Apr25,11      201,691.41      2.42                80 Apr25,11     170,205.26   2.01
      81 May25,11      199,974.93      2.46                81 May25,11     174,023.67   2.11
      82 Jun25,11      192,160.63      2.42                82 Jun25,11     159,965.15   1.99
      83 Jul25,11      190,436.75      2.46                83 Jul25,11     165,631.64   2.11
      84 Aug25,11      183,016.24      2.43                84 Aug25,11     158,964.66   2.08
      85 Sep25,11      178,613.36      2.43                85 Sep25,11     156,642.45   2.10
      86 Oct25,11      176,662.11      2.47                86 Oct25,11     162,264.63   2.23
      87 Nov25,11      169,485.18      2.43                87 Nov25,11     151,014.23   2.13
      88 Dec25,11      167,612.84      2.46                88 Dec25,11     155,196.85   2.24
      89 Jan25,12      160,816.49      2.42                89 Jan25,12     143,733.68   2.13
      90 Feb25,12      156,672.47      2.42                90 Feb25,12     139,311.77   2.12
      91 Mar25,12      157,283.47      2.49                91 Mar25,12     150,076.71   2.34
      92 Apr25,12      148,753.76      2.42                92 Apr25,12     131,112.44   2.09
      93 May25,12      147,155.29      2.46                93 May25,12     134,073.20   2.20
      94 Jun25,12      116,789.14      2.00                94 Jun25,12     123,741.82   2.08
      95 Jul25,12      116,335.04      2.04                95 Jul25,12     103,711.80   1.79
      96 Aug25,12      111,067.89      2.00                96 Aug25,12      97,487.62   1.72
      97 Sep25,12      108,334.60      2.00                97 Sep25,12      96,027.80   1.74
      98 Oct25,12      107,925.32      2.05                98 Oct25,12     100,849.95   1.87
      99 Nov25,12      103,107.29      2.01                99 Nov25,12      92,723.23   1.77
     100 Dec25,12      102,721.47      2.05               100 Dec25,12      96,704.34   1.89
     101 Jan25,13       98,180.15      2.01               101 Jan25,13      88,692.70   1.78
     102 Feb25,13       95,822.59      2.01               102 Feb25,13      86,173.61   1.77
     103 Mar25,13       99,327.97      2.14               103 Mar25,13     100,965.28   2.13
     104 Apr25,13       91,307.40      2.02               104 Apr25,13      81,736.86   1.77
     105 May25,13       90,963.22      2.07               105 May25,13      84,951.38   1.88
     106 Jun25,13       87,043.95      2.03               106 Jun25,13      77,947.35   1.77
     107 Jul25,13       86,711.15      2.07               107 Jul25,13      81,616.31   1.90
     108 Aug25,13       82,989.77      2.04               108 Aug25,13      76,903.45   1.84
     109 Sep25,13       80,996.38      2.04               109 Sep25,13      75,896.94   1.86
     110 Oct25,13       80,620.07      2.08               110 Oct25,13      79,491.66   2.00
     111 Nov25,13       77,172.42      2.05               111 Nov25,13      73,691.37   1.90
     112 Dec25,13       76,809.21      2.09               112 Dec25,13      76,515.87   2.03
     113 Jan25,14       73,554.35      2.05               113 Jan25,14      70,692.74   1.92
     114 Feb25,14       71,818.58      2.06               114 Feb25,14      68,727.08   1.91
     115 Mar25,14       74,155.84      2.18               115 Mar25,14      79,266.03   2.26
     116 Apr25,14       68,477.53      2.07               116 Apr25,14      65,288.10   1.91
     117 May25,14       68,131.36      2.11               117 May25,14      67,464.93   2.03
     118 Jun25,14       65,305.71      2.08               118 Jun25,14      62,342.25   1.92
     119 Jul25,14       64,968.17      2.12               119 Jul25,14      64,939.30   2.06
     120 Aug25,14       62,301.88      2.09               120 Aug25,14      61,855.34   2.01
     121 Sep25,14       60,859.88      2.09               121 Sep25,14      61,145.69   2.04
     122 Oct25,14       60,533.19      2.14               122 Oct25,14      63,712.51   2.18
     123 Nov25,14       58,089.95      2.11               123 Nov25,14      59,587.39   2.09
     124 Dec25,14       57,769.35      2.15               124 Dec25,14      61,554.25   2.22
     125 Jan25,15       55,431.06      2.12               125 Jan25,15      57,399.11   2.12
     126 Feb25,15       54,126.27      2.12               126 Feb25,15      55,956.85   2.12
     127 Mar25,15       55,688.57      2.24               127 Mar25,15      63,385.64   2.47
     128 Apr25,15       51,841.55      2.14               128 Apr25,15      53,454.29   2.14
     129 May25,15       51,659.85      2.19               129 May25,15      54,906.31   2.25


     130 Jun25,15       49,785.96      2.17               130 Jun25,15      51,217.99   2.15
     131 Jul25,15       49,608.08      2.22               131 Jul25,15      53,009.08   2.29
     132 Aug25,15       47,838.07      2.20               132 Aug25,15      50,643.93   2.24
     133 Sep25,15       46,902.59      2.21               133 Sep25,15      50,064.01   2.28
     134 Oct25,15       46,729.46      2.26               134 Oct25,15      51,880.69   2.42
     135 Nov25,15       45,104.98      2.24               135 Nov25,15      48,953.94   2.34
     136 Dec25,15       44,934.48      2.30               136 Dec25,15      50,368.80   2.48
     137 Jan25,16       43,400.63      2.28               137 Jan25,16      47,409.15   2.39
     138 Feb25,16       42,581.81      2.29               138 Feb25,16      46,431.25   2.40
     139 Mar25,16       43,044.83      2.38               139 Mar25,16      49,635.09   2.64
     140 Apr25,16       41,007.86      2.33               140 Apr25,16      44,655.35   2.44
     141 May25,16       40,842.54      2.38               141 May25,16      45,734.73   2.56
     142 Jun25,16       39,515.00      2.37               142 Jun25,16      43,156.13   2.48
     143 Jul25,16       39,351.32      2.42               143 Jul25,16      44,392.10   2.62
     144 Aug25,16       38,098.87      2.41               144 Aug25,16      42,686.56   2.59
     145 Sep25,16       37,418.30      2.43               145 Sep25,16      42,267.70   2.63
     146 Oct25,16       37,256.74      2.48               146 Oct25,16      43,487.39   2.78
     147 Nov25,16       36,109.72      2.47               147 Nov25,16      41,382.56   2.71
     148 Dec25,16       35,949.39      2.53               148 Dec25,16      42,288.24   2.84
     149 Jan25,17       34,868.13      2.52               149 Jan25,17      40,094.74   2.77
     150 Feb25,17       34,271.36      2.54               150 Feb25,17      39,313.35   2.79
     151 Mar25,17       34,957.92      2.67               151 Mar25,17      42,784.15   3.11
     152 Apr25,17       33,123.76      2.59               152 Apr25,17      37,829.87   2.83
     153 May25,17       32,966.04      2.65               153 May25,17      38,512.84   2.95
     154 Jun25,17       32,034.78      2.65               154 Jun25,17      36,692.91   2.89
     155 Jul25,17       31,877.96      2.71               155 Jul25,17      37,547.97   3.04
     156 Aug25,17       31,001.39      2.70               156 Aug25,17      36,258.59   3.01
     157 Sep25,17       30,504.64      2.73               157 Sep25,17      36,035.18   3.07
     158 Oct25,17       30,349.06      2.79               158 Oct25,17      36,913.89   3.23
     159 Nov25,17       29,549.33      2.79               159 Nov25,17      35,526.14   3.19
     160 Dec25,17       29,394.51      2.86               160 Dec25,17      36,164.12   3.34
     161 Jan25,18       28,642.75      2.86               161 Jan25,18      34,705.22   3.29
     162 Feb25,18       28,206.95      2.89               162 Feb25,18      34,190.81   3.33
     163 Mar25,18       28,594.80      3.01               163 Mar25,18      36,451.09   3.64
     164 Apr25,18       27,368.85      2.96               164 Apr25,18      33,158.65   3.40
     165 May25,18       27,215.79      3.03               165 May25,18      33,583.02   3.54
     166 Jun25,18       26,573.52      3.04               166 Jun25,18      32,346.37   3.50
     167 Jul25,18       26,421.11      3.10               167 Jul25,18      32,849.76   3.65
     168 Aug25,18       25,818.79      3.12               168 Aug25,18      31,916.05   3.64
     169 Sep25,18       25,456.00      3.16               169 Sep25,18      31,698.64   3.72
     170 Oct25,18       25,304.53      3.23               170 Oct25,18      32,199.32   3.88
     171 Nov25,18       24,758.34      3.25               171 Nov25,18      31,250.46   3.86
     172 Dec25,18       24,607.48      3.31               172 Dec25,18      31,614.85   4.01
     173 Jan25,19       24,096.34      3.34               173 Jan25,19      30,653.92   4.00
     174 Feb25,19       23,778.15      3.38               174 Feb25,19      30,308.13   4.06
     175 Mar25,19       23,948.01      3.50               175 Mar25,19      31,701.36   4.36
     176 Apr25,19       23,166.15      3.48               176 Apr25,19      29,634.48   4.19
     177 May25,19       22,995.96      3.56               177 May25,19      29,851.19   4.35
     178 Jun25,19       22,565.34      3.59               178 Jun25,19      29,069.56   4.35
     179 Jul25,19       22,416.96      3.67               179 Jul25,19      29,337.99   4.51
     180 Aug25,19       22,015.51      3.70               180 Aug25,19      28,637.76   4.52
     181 Sep25,19       21,751.26      3.76               181 Sep25,19      28,456.44   4.61
     182 Oct25,19       21,603.66      3.84               182 Oct25,19      28,707.00   4.78
     183 Nov25,19       21,243.19      3.88               183 Nov25,19      28,108.60   4.81
     184 Dec25,19       21,096.11      3.96               184 Dec25,19      28,274.90   4.97
     185 Jan25,20       20,761.24      4.01               185 Jan25,20      27,684.77   4.99
     186 Feb25,20       20,529.63      4.07               186 Feb25,20      27,452.67   5.09
     187 Mar25,20       20,462.55      4.17               187 Mar25,20      27,859.07   5.30
     188 Apr25,20       20,084.39      4.21               188 Apr25,20      27,001.57   5.28
     189 May25,20       19,938.56      4.30               189 May25,20      27,082.44   5.44
     190 Jun25,20       19,662.09      4.36               190 Jun25,20      26,619.74   5.50
     191 Jul25,20       19,516.75      4.44               191 Jul25,20      26,705.26   5.67
     192 Aug25,20       19,261.57      4.51               192 Aug25,20      26,286.15   5.73
     193 Sep25,20       19,069.14      4.59               193 Sep25,20      26,134.56   5.85
     194 Oct25,20       18,924.52      4.68               194 Oct25,20      26,190.90   6.03
     195 Nov25,20       18,699.26      4.76               195 Nov25,20      25,843.48   6.11
     196 Dec25,20       18,555.11      4.86               196 Dec25,20      25,851.22   6.28
     197 Jan25,21       18,348.53      4.94               197 Jan25,21      25,519.30   6.37
     198 Feb25,21       18,180.04      5.03               198 Feb25,21      25,351.61   6.51


     199 Mar25,21       18,077.79      5.15               199 Mar25,21      25,577.32   6.75
     200 Apr25,21       17,856.23      5.23               200 Apr25,21      25,041.19   6.79
     201 May25,21       17,713.22      5.33               201 May25,21      24,999.31   6.97
     202 Jun25,21       17,549.24      5.43               202 Jun25,21      24,767.82   7.09
     203 Jul25,21       17,409.98      5.55               203 Jul25,21      24,721.01   7.28
     204 Aug25,21       17,339.67      5.68               204 Aug25,21      24,483.80   7.41
     205 Sep25,21       17,275.99      5.82               205 Sep25,21      24,353.45   7.58
     206 Oct25,21       17,005.67      5.90               206 Oct25,21      24,278.73   7.76
     207 Nov25,21       16,532.09      5.90               207 Nov25,21      24,127.38   7.93
     208 Dec25,21       16,071.04      5.90               208 Dec25,21      24,052.01   8.13
     209 Jan25,22       15,622.20      5.90               209 Jan25,22      23,622.94   8.21
     210 Feb25,22       15,185.24      5.90               210 Feb25,22      22,978.30   8.21
     211 Mar25,22       14,759.87      5.90               211 Mar25,22      22,360.39   8.21
     212 Apr25,22       14,345.78      5.90               212 Apr25,22      21,748.46   8.22
     213 May25,22       13,942.70      5.90               213 May25,22      21,152.40   8.22
     214 Jun25,22       13,550.33      5.90               214 Jun25,22      20,571.80   8.22
     215 Jul25,22       13,168.40      5.90               215 Jul25,22      20,005.68   8.22
     216 Aug25,22       12,796.64      5.90               216 Aug25,22      19,403.01   8.20
     217 Sep25,22       12,434.79      5.90               217 Sep25,22      18,838.87   8.19
     218 Oct25,22       12,082.60      5.90               218 Oct25,22      18,318.34   8.19
     219 Nov25,22       11,739.81      5.90               219 Nov25,22      17,811.37   8.19
     220 Dec25,22       11,406.18      5.90               220 Dec25,22      17,317.63   8.19
     221 Jan25,23       11,081.49      5.90               221 Jan25,23      16,837.29   8.19
     222 Feb25,23       10,765.49      5.90               222 Feb25,23      16,369.00   8.19
     223 Mar25,23       10,457.96      5.90               223 Mar25,23      15,932.99   8.20
     224 Apr25,23       10,158.68      5.90               224 Apr25,23      15,488.39   8.20
     225 May25,23        9,867.45      5.90               225 May25,23      15,055.45   8.20
     226 Jun25,23        9,584.04      5.90               226 Jun25,23      14,633.86   8.20
     227 Jul25,23        9,308.27      5.90               227 Jul25,23      14,217.52   8.20
     228 Aug25,23        9,039.92      5.90               228 Aug25,23      13,767.02   8.17
     229 Sep25,23        8,778.82      5.90               229 Sep25,23      13,348.57   8.15
     230 Oct25,23        8,524.76      5.91               230 Oct25,23      12,971.77   8.16
     231 Nov25,23        8,277.58      5.91               231 Nov25,23      12,604.91   8.16
     232 Dec25,23        8,037.08      5.91               232 Dec25,23      12,247.73   8.16
     233 Jan25,24        7,803.10      5.91               233 Jan25,24      11,896.08   8.16
     234 Feb25,24        7,575.47      5.91               234 Feb25,24      11,557.63   8.16
     235 Mar25,24        7,354.01      5.91               235 Mar25,24      11,234.83   8.16
     236 Apr25,24        7,138.58      5.91               236 Apr25,24      10,913.91   8.16
     237 May25,24        6,929.01      5.91               237 May25,24      10,601.50   8.16
     238 Jun25,24        6,725.15      5.91               238 Jun25,24      10,297.39   8.17
     239 Jul25,24        6,526.85      5.91               239 Jul25,24       9,997.08   8.16
     240 Aug25,24        6,334.12      5.91               240 Aug25,24       9,682.64   8.14
     241 Sep25,24        6,146.65      5.91               241 Sep25,24       9,386.21   8.13
     242 Oct25,24        5,964.32      5.91               242 Oct25,24       9,114.59   8.13
     243 Nov25,24        5,786.98      5.91               243 Nov25,24       8,850.22   8.13
     244 Dec25,24        5,614.51      5.91               244 Dec25,24       8,592.92   8.13
     245 Jan25,25        5,446.78      5.91               245 Jan25,25       8,343.14   8.13
     246 Feb25,25        5,283.66      5.91               246 Feb25,25       8,099.42   8.13
     247 Mar25,25        5,125.03      5.91               247 Mar25,25       7,870.08   8.14
     248 Apr25,25        4,970.78      5.91               248 Apr25,25       7,639.08   8.14
     249 May25,25        4,820.78      5.91               249 May25,25       7,414.30   8.14
     250 Jun25,25        4,674.93      5.91               250 Jun25,25       7,195.57   8.15
     251 Jul25,25        4,533.12      5.91               251 Jul25,25       6,977.84   8.14
     252 Aug25,25        4,395.25      5.92               252 Aug25,25       6,743.88   8.11
     253 Sep25,25        4,261.20      5.92               253 Sep25,25       6,526.24   8.09
     254 Oct25,25        4,130.87      5.92               254 Oct25,25       6,331.49   8.09
     255 Nov25,25        4,004.18      5.92               255 Nov25,25       6,142.03   8.09
     256 Dec25,25        3,881.01      5.92               256 Dec25,25       5,957.71   8.09
     257 Jan25,26        3,761.29      5.92               257 Jan25,26       5,777.88   8.09
     258 Feb25,26        3,644.91      5.92               258 Feb25,26       5,603.47   8.09
     259 Mar25,26        3,531.79      5.92               259 Mar25,26       5,438.94   8.10
     260 Apr25,26        3,421.85      5.92               260 Apr25,26       5,273.79   8.10
     261 May25,26        3,314.99      5.92               261 May25,26       5,113.17   8.10
     262 Jun25,26        3,211.14      5.92               262 Jun25,26       4,956.94   8.11
     263 Jul25,26        3,110.22      5.92               263 Jul25,26       4,801.66   8.10
     264 Aug25,26        3,012.14      5.92               264 Aug25,26       4,633.64   8.07
     265 Sep25,26        2,916.84      5.92               265 Sep25,26       4,478.53   8.05
     266 Oct25,26        2,824.23      5.92               266 Oct25,26       4,339.76   8.05
     267 Nov25,26        2,734.26      5.92               267 Nov25,26       4,204.83   8.05


     268 Dec25,26        2,646.83      5.92               268 Dec25,26       4,073.63   8.05
     269 Jan25,27        2,561.90      5.92               269 Jan25,27       3,945.42   8.05
     270 Feb25,27        2,479.39      5.92               270 Feb25,27       3,821.41   8.05
     271 Mar25,27        2,399.23      5.92               271 Mar25,27       3,704.00   8.06
     272 Apr25,27        2,321.36      5.92               272 Apr25,27       3,586.71   8.06
     273 May25,27        2,245.73      5.92               273 May25,27       3,472.70   8.06
     274 Jun25,27        2,172.27      5.92               274 Jun25,27       3,361.87   8.06
     275 Jul25,27        2,100.92      5.93               275 Jul25,27       3,251.96   8.06
     276 Aug25,27        2,031.63      5.93               276 Aug25,27       3,130.78   8.02
     277 Sep25,27        1,964.34      5.93               277 Sep25,27       3,021.30   8.00
     278 Oct25,27        1,898.99      5.93               278 Oct25,27       2,923.17   8.00
     279 Nov25,27        1,835.54      5.93               279 Nov25,27       2,827.81   8.00
     280 Dec25,27        1,773.93      5.93               280 Dec25,27       2,735.15   8.00
     281 Jan25,28        1,714.12      5.93               281 Jan25,28       2,643.98   8.00
     282 Feb25,28        1,656.05      5.93               282 Feb25,28       2,556.53   8.00
     283 Mar25,28        1,599.67      5.93               283 Mar25,28       2,472.04   8.00
     284 Apr25,28        1,544.95      5.93               284 Apr25,28       2,389.48   8.00
     285 May25,28        1,491.83      5.93               285 May25,28       2,309.29   8.00
     286 Jun25,28        1,440.28      5.93               286 Jun25,28       2,231.39   8.00
     287 Jul25,28        1,390.24      5.93               287 Jul25,28       2,154.32   8.00
     288 Aug25,28        1,341.68      5.93               288 Aug25,28       2,071.62   7.97
     289 Sep25,28        1,294.56      5.93               289 Sep25,28       1,996.07   7.95
     290 Oct25,28        1,248.84      5.93               290 Oct25,28       1,927.21   7.95
     291 Nov25,28        1,204.48      5.93               291 Nov25,28       1,860.35   7.95
     292 Dec25,28        1,161.44      5.93               292 Dec25,28       1,795.42   7.95
     293 Jan25,29        1,119.68      5.93               293 Jan25,29       1,732.28   7.95
     294 Feb25,29        1,079.18      5.93               294 Feb25,29       1,671.08   7.95
     295 Mar25,29        1,039.90      5.93               295 Mar25,29       1,613.01   7.96
     296 Apr25,29        1,001.79      5.93               296 Apr25,29       1,555.31   7.96
     297 May25,29          964.84      5.93               297 May25,29       1,499.29   7.97
     298 Jun25,29          929.00      5.93               298 Jun25,29       1,444.92   7.97
     299 Jul25,29          894.26      5.93               299 Jul25,29       1,391.18   7.96
     300 Aug25,29          860.59      5.93               300 Aug25,29       1,334.10   7.93
     301 Sep25,29          827.95      5.93               301 Sep25,29       1,281.20   7.91
     302 Oct25,29          796.31      5.93               302 Oct25,29       1,233.36   7.91
     303 Nov25,29          765.64      5.94               303 Nov25,29       1,186.94   7.91
     304 Dec25,29          735.91      5.94               304 Dec25,29       1,141.91   7.91
     305 Jan25,30          707.10      5.94               305 Jan25,30       1,098.02   7.91
     306 Feb25,30          679.18      5.94               306 Feb25,30       1,055.66   7.91
     307 Mar25,30          652.13      5.94               307 Mar25,30       1,015.33   7.92
     308 Apr25,30          625.92      5.94               308 Apr25,30         975.47   7.92
     309 May25,30          600.53      5.94               309 May25,30         936.82   7.92
     310 Jun25,30          575.93      5.94               310 Jun25,30         899.35   7.93
     311 Jul25,30          552.11      5.94               311 Jul25,30         862.42   7.92
     312 Aug25,30          529.03      5.94               312 Aug25,30         823.56   7.89
     313 Sep25,30          506.69      5.94               313 Sep25,30         787.46   7.87
     314 Oct25,30          485.06      5.94               314 Oct25,30         754.62   7.87
     315 Nov25,30          464.12      5.94               315 Nov25,30         722.79   7.87
     316 Dec25,30          443.85      5.94               316 Dec25,30         691.95   7.87
     317 Jan25,31          424.22      5.94               317 Jan25,31         661.97   7.88
     318 Feb25,31          405.23      5.94               318 Feb25,31         633.03   7.88
     319 Mar25,31          386.86      5.94               319 Mar25,31         605.55   7.89
     320 Apr25,31          369.08      5.94               320 Apr25,31         578.38   7.89
     321 May25,31          351.88      5.94               321 May25,31         552.07   7.89
     322 Jun25,31          335.24      5.94               322 Jun25,31         526.60   7.89
     323 Jul25,31          319.15      5.94               323 Jul25,31         501.63   7.89
     324 Aug25,31          303.59      5.94               324 Aug25,31         475.68   7.86
     325 Sep25,31          288.54      5.94               325 Sep25,31         451.48   7.84
     326 Oct25,31          274.00      5.94               326 Oct25,31         429.27   7.84
     327 Nov25,31          259.94      5.94               327 Nov25,31         407.79   7.84
     328 Dec25,31          246.35      5.94               328 Dec25,31         387.00   7.85
     329 Jan25,32          233.22      5.94               329 Jan25,32         366.78   7.85
     330 Feb25,32          220.54      5.94               330 Feb25,32         347.34   7.85
     331 Mar25,32          208.29      5.94               331 Mar25,32         328.70   7.86
     332 Apr25,32          196.46      5.93               332 Apr25,32         310.52   7.86
     333 May25,32          185.03      5.93               333 May25,32         292.95   7.86
     334 Jun25,32          174.00      5.93               334 Jun25,32         275.96   7.87
     335 Jul25,32          163.35      5.93               335 Jul25,32         259.42   7.87
     336 Aug25,32          153.08      5.93               336 Aug25,32         242.96   7.85


     337 Sep25,32          143.16      5.93               337 Sep25,32         227.24   7.84
     338 Oct25,32          133.60      5.93               338 Oct25,32         212.51   7.84
     339 Nov25,32          124.37      5.93               339 Nov25,32         198.29   7.85
     340 Dec25,32          115.48      5.92               340 Dec25,32         184.56   7.85
     341 Jan25,33          106.91      5.92               341 Jan25,33         171.33   7.86
     342 Feb25,33           98.64      5.92               342 Feb25,33         158.54   7.87
     343 Mar25,33           90.68      5.92               343 Mar25,33         146.42   7.89
     344 Apr25,33           83.00      5.91               344 Apr25,33         134.50   7.90
     345 May25,33           75.62      5.91               345 May25,33         123.01   7.90
     346 Jun25,33           68.50      5.91               346 Jun25,33         111.92   7.92
     347 Jul25,33           61.65      5.90               347 Jul25,33         101.20   7.92
     348 Aug25,33           55.06      5.89               348 Aug25,33          90.75   7.92
     349 Sep25,33           48.72      5.89               349 Sep25,33          80.65   7.92
     350 Oct25,33           42.63      5.87               350 Oct25,33          71.14   7.94
     351 Nov25,33           36.76      5.86               351 Nov25,33          61.98   7.97
     352 Dec25,33           31.13      5.84               352 Dec25,33          53.17   8.00
     353 Jan25,34           25.72      5.82               353 Jan25,34          44.68   8.04
     354 Feb25,34           20.52      5.79               354 Feb25,34          36.53   8.10
     355 Mar25,34           15.52      5.73               355 Mar25,34          28.74   8.21
     356 Apr25,34           11.58      5.69               356 Apr25,34          22.04   8.28
     357 May25,34            7.79      5.61               357 May25,34          15.59   8.39
     358 Jun25,34            4.16      5.40               358 Jun25,34           9.39   8.67
     359 Jul25,34            2.23      5.53               359 Jul25,34           4.99   8.81
     360 Aug25,34            0.67      7.05               360 Aug25,34           1.38  10.49